                                                                    Exhibit 10.2




                                   $35,000,000

                   SECURED SUPER-PRIORITY DEBTOR IN POSSESSION

                                CREDIT AGREEMENT

                            Dated as of May 19, 2003

                                      among

                                GLOBALSTAR, L.P.,

                                   as Borrower

                 The Subsidiaries of the Borrower Party Hereto,
                                  as Guarantors

                                       and

                              ICO INVESTMENT CORP.,

                                    as Lender

      SECURED SUPER-PRIORITY DEBTOR IN POSSESSION CREDIT AGREEMENT, dated as of May 19, 2003, between GLOBALSTAR, L.P., a Delaware limited partnership, as debtor and debtor in possession under chapter 11 of the Bankruptcy Code (as hereinafter defined) (the "Borrower"), the Subsidiaries (as defined below) of the Borrower listed on the signature pages hereto as Guarantors, as debtors and debtors in possession under chapter 11 of the Bankruptcy Code (the "Guarantors") and ICO Investment Corp., a Delaware corporation (the "Lender").

                              W I T N E S S E T H :


      WHEREAS, on February 15, 2002 (the "Petition Date"), the Borrower and the Guarantors each filed a voluntary petition for relief commencing a reorganization case under chapter 11 of the Bankruptcy Code (as defined herein) with the United States Bankruptcy Court for the District of Delaware;

      WHEREAS, in connection with the consummation of this Agreement, the Borrower and the Guarantors are continuing to operate their respective businesses and manage their respective properties as debtors and debtors in possession under sections 1107 and 1108 of the Bankruptcy Code;

      WHEREAS, the Borrower and ICO (as defined herein) are entering into the Investment Agreement (as defined herein) relating to ICO's proposed purchase of substantially all the assets of Borrower and Guarantors;

      WHEREAS, prior to the consummation of the transactions contemplated by the Investment Agreement, an immediate and ongoing need exists for the Borrower to obtain additional funds to continue the operation of its and its Subsidiaries' respective businesses through the closing date of the Investment Agreement and, accordingly, the Borrower has requested that Lender provide a secured super-priority debtor in possession credit facility;

      WHEREAS, the Lender is not in the business of making loans, but for the sole purpose of consummating the transactions contemplated by the Investment Agreement, the Lender is willing to make funds available to the Borrower pursuant to sections 364(c)(1), (c)(2) and (c)(3) of the Bankruptcy Code, but only for the purposes and upon the terms and subject to the conditions set forth in this Agreement; and

      WHEREAS, each of the Guarantors has agreed to guaranty the obligations of the Borrower hereunder and the Borrower and the Guarantors have agreed to secure their obligations to the Lender in connection with such facility with, inter alia, security interests in, and liens on, substantially all of their respective property and assets, whether real or personal, tangible or intangible, as provided herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreement, hereinafter contained, the parties hereto agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

            Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Account" has the meaning specified in Article 9 of the UCC.

      "Account Debtor" has the meaning specified in Article 9 of the UCC.

      "Accounts Receivable" means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation, all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Property, together with all of the Grantor's right, title and interest, if any, in any goods or other property giving rise to such right to payment, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, Liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired, and all Collateral Support and Supporting Obligations related to the foregoing and all Accounts Receivable Records.

      "Accounts Receivable Records" means (a) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Accounts Receivable, (b) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Accounts Receivable, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Accounts Receivable, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (c) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or Lender, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating thereto and (e) all other written, electronic or other non-written forms of information related in any way to the foregoing or any Accounts Receivable.

      "Administrative Expenses" means any right to payment constituting a cost or expense of administration of any of the Reorganization Cases allowed under sections 503(b) and 507(b) of the Bankruptcy Code and fees required to be paid to the Office of the United States Trustee under section 1930(a), title 28, United States Code.

      "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, each officer, director, general partner or joint venturer of such Person, and each Person who is the beneficial owner of 5% or more of any class of voting Stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      "Agreement" means this Secured Super-Priority Debtor In Possession Credit Agreement.

      "Approved Budget" means the operating budget of the Borrower and the Guarantors for the period ending December 31, 2003, attached hereto as Exhibit B and agreed between the parties hereto and each supplemental budget approved by Lender, which approval shall be in Lender's sole discretion.

      "Avoidance Actions" means any Claim or cause of action of any Grantor arising under chapter 5 of the Bankruptcy Code and any proceeds, monies or property of any kind recovered therefrom.

      "Bankruptcy Code" means title 11, United State Code, as amended from time to time.

      "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware and any other court having competent jurisdiction over the Reorganization Cases.

      "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure and the Local Rules of the Bankruptcy Court, each as amended from time to time.

      "Borrower" has the meaning specified in the recitals to this Agreement.

      "Borrowing" means a Term Loan Borrowing.

      "Borrower Termination Event" means the occurrence and continuation of any of the events set forth in Section 7.3 of the Investment Agreement.

      "Business Day" means a day (excluding Saturday and Sunday) of the year on which banks are not required or authorized to close in New York, New York.

      "Capital Lease Obligations" means, as to any Person, the capitalized amount of all obligations of such Person or any of its Subsidiaries under any lease of property (whether real, personal or mixed) by such Person as lessee which would be accounted for as a capital lease on a balance sheet of such Person in conformity with GAAP (a "Capital Lease").

      "Chattel Paper" has the meaning specified in Article 9 of the UCC.

      "Claim" has the meaning specified in section 101(5) of the Bankruptcy
Code.

      "Closing Date" means the first date on which all of the conditions precedent specified in Section 3.1 hereof are satisfied.

      "Collateral" has the meaning specified in Section 9.1.

      "Collateral Support" means all property (real or personal) assigned, hypothecated or otherwise securing any of items (i) through (xxi) in the definition of Collateral set forth in Section 9.1 and includes any security agreement or other agreement granting a Lien or security interest in such real or personal property.

      "Commitment" means the commitment of the Lender to make Term Loans to the Borrower in the aggregate principal amount of up to $35,000,000.

      "Committee" means the official statutory committee of unsecured creditors appointed in the Reorganization Cases pursuant to section 1102 of the Bankruptcy Code.

      "Contracts" means, with respect to any Grantor, any and all "contracts", as such term is defined in Article 1 of the UCC, of such Grantor.

      "Contractual Obligation" means, with respect to a Person, any obligation, agreement, undertaking or similar provision of any security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its properties is subject.

      "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof and (b) the right to obtain all renewals thereof.

      "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of rights to copy, publicly perform, create derivative works, manufacture, distribute, exploit and sell materials derived from any Copyright.

      "Credit Party" means the Borrower, each Guarantor, LQP and each other Person that grants a security interest in any property to secure the Obligations.

      "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default.

      "Documents" has the meaning specified in Article 9 of the UCC.

      "Dollars" and the sign "$" each mean the lawful money of the United States of America.

      "Domestic Subsidiary" means any Subsidiary of the Borrower that is incorporated under the laws of any of the states of the United States of America or the District of Columbia.

      "Equipment" has the meaning specified in Article 9 of the UCC.

      "Event of Default" means any of the following events:

      (a) The Borrower shall fail to pay any principal of any Loan or any interest on (except as provided in Section 1.6 of the Investment Agreement) any Loan on the Maturity Date or within five (5) Business Days after the same otherwise becomes due and payable; or

      (b) Any material representation or warranty made or deemed made by any Credit Party in any Loan Document shall prove to have been incorrect, false or misleading in any material respect when made or deemed made; or

      (c) Any Credit Party shall fail to perform or observe (i) any material term, covenant or agreement contained in Article V or VI or (ii) any material term, covenant or agreement contained in any other Loan Document and, in either case, such failure shall remain unremedied for five (5) Business Days after the earlier of the date on which (A) a Responsible Officer of the Borrower or a Guarantor becomes aware of such failure or (B) written notice thereof shall have been given to the Borrower or a Guarantor by the Lender; or

      (d) Any of the Reorganization Cases shall be dismissed or converted to a case under chapter 7 of the Bankruptcy Code or a trustee shall be appointed in any of the Reorganization Cases; or

      (e) The Bankruptcy Court or any court of competent jurisdiction shall have entered an order, which order is a Final Order, amending, supplementing, vacating or otherwise modifying the Financing Order without the consent of the Lender; or

      (f) The Borrower shall bring a motion before the Bankruptcy Court to obtain additional financing or incur Indebtedness arising from such additional financing that is secured by a Lien that is equal or senior to any one or more Liens granted hereunder or hereafter granted to the Lender; or

      (g) The occurrence of any event giving ICO the right to terminate the Investment Agreement pursuant to Section 7.2 thereof and ICO's delivery to the Debtors of written notice to terminate the Investment Agreement.

      "Existing DIP Loan Agreement" means that certain Secured Super-Priority Debtor in Possession Credit Agreement, dated as of February 24, 2003, among Globalstar, L.P., as "Borrower", the subsidiaries of the Borrower thereunder party thereto, as "Guarantors" and ICO Investment Corp., Blue River Capital LLC, Iridium Investors, LLC, Loeb Partners Corp. and Columbia Ventures Corporation, as Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

      "FCC" means the Federal Communications Commission.

      "FCC Licenses" means the FCC licenses issued to the Borrower, LQP or any of their respective Subsidiaries by the FCC and listed on Schedule 1.

      "Final Order" means an order of the Bankruptcy Court entered on the docket of the Clerk of the Bankruptcy Court, that is in effect and not stayed, and as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue or rehear shall have been waived, or if an appeal, reargument, petition for certiorari, or rehearing thereof has been sought, the order of the Bankruptcy Court shall have been affirmed by the highest court to which the order was appealed, from which the reargument or rehearing was sought, or certiorari has been denied, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired.

      "Financing Order" means that certain order issued by the Bankruptcy Court pursuant to section 364 and other applicable provisions of the Bankruptcy Code after a final hearing under Bankruptcy Rule 4001(c)(2) approving this Agreement and the other Loan Documents and authorizing the incurrence by the Borrower and the Guarantors of the Obligations and the other transactions hereunder, including the granting of the super-priority status, the security interest and liens, and the payment of all fees constituting Obligations hereunder, and authorizing the Lender to exercise its rights and remedies hereunder, and which is substantially in the form of Exhibit C and otherwise in form and substance reasonably satisfactory to the Lender. The Financing Order may not be amended or modified in any respect without the prior written consent of the Lender.

      "Fiscal Quarter" means each of the three-month periods ending on March 31, June 30, September 30 and December 31.

      "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

      "General Intangible" has the meaning specified in Article 9 of the UCC.

      "Goods" has the meaning specified in Article 9 of the UCC.

      "Governmental Authority" means any nation, sovereign or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Grantor" means the Borrower and each Guarantor.

      "Guarantor" has the meaning specified in the preamble hereto.

      "Guaranty" means the guaranty of the Obligations of the Borrower made by the Guarantors pursuant to Article VIII.

      "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness of another Person, if the purpose or intent of such Person in incurring the Guaranty Obligation is to provide assurance to the obligee of such Indebtedness that such Indebtedness will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of Indebtedness of another Person and (b) any liability of such Person for Indebtedness of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor, or to provide funds for the payment or discharge of such Indebtedness (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, or (v) to supply funds to or in any other manner invest in such other Person (including to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement described under subclause (i), (ii),
(iii), (iv) or (v) of clause (b) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Guaranty Obligation shall be equal to the amount of the Indebtedness so guaranteed or otherwise supported.

      "Hedging Contracts" means all interest rate contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements, and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

      "ICO" means ICO Global Communications (Holdings) Limited, a Delaware corporation.

      "Indebtedness" of any Person means without duplication (a) all indebtedness of such Person for borrowed money, all reimbursement and all other obligations with respect to surety bonds, performance bonds, letters of credit and bankers' acceptances, whether or not matured, and all indebtedness for the deferred purchase price of property or services, other than trade payables incurred in the ordinary course of business that are not overdue, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments or which bear interest, (c) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all Capital Lease Obligations of such Person and the present value of future rental payments under all synthetic leases, (e) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock equivalents of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (f) all payments that such Person would have to make in the event of an early termination on the date Indebtedness of such Person is being determined in respect of Hedging Contracts of such Person and (g) all Indebtedness referred to in clause (a), (b), (c), (d), (e) or (f) above secured by

(or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, Accounts and General Intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

      "Instrument" has the meaning specified in Article 9 of the UCC other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

      "Intellectual Property" means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

      "Interest Payment Date" means the last Business Day of each Fiscal Quarter during the term of this Agreement.

      "Inventory" has the meaning specified in Article 9 of the UCC, wherever located.

      "Investment Agreement" means the Investment Agreement of even date herewith among the Borrower, ICO and the Guarantors.

      "Investment Property" means, with respect to any Grantor, any and all "investment property," as such term is defined in Article 9 of the UCC, of such Grantor, wherever located.

      "Lender" means ICO Investment Corp., a Delaware corporation.

      "Lender Termination Event" means (a) the occurrence and continuation of an Event of Default or (b) a termination of the Investment Agreement by ICO pursuant to Section 7.2 thereof.

      "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or other obligation, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction, naming the owner of the asset to which such Lien relates as debtor.

      "Loan Documents" means, collectively, this Agreement, the Notes, the LQP Pledge Agreement and each certificate, agreement or document executed by the Borrower or any other Credit Party and delivered to the Lender.

      "LQP" means Loral/QUALCOMM Partnership, L.P., a Delaware limited partnership.

      "LQP Pledge Agreement" means the Pledge Agreement dated as of the date hereof between LQP, as pledgor, and the Lender, as pledgee.

      "Material Adverse Effect" means any change, effect, event or condition that has had or could reasonably be expected to have a material adverse effect on (i) the assets or operations of the Borrower, and its Subsidiaries, taken as a whole, or (ii) the ability of the Borrower to consummate the transactions contemplated hereby; provided, however, that the loss of satellite availability shall not constitute a Material Adverse Effect unless, following the date of this Agreement, (A) one additional satellite in the Borrower's satellite constellation shall have been declared "failed" in addition to the existing four satellites that have been declared "failed" or (B) at any time, for a continuous period of sixty (60) days or more there shall have been fewer than 43 Qualifying Satellites in the Borrower's satellite constellation.

      "Maturity Date" means the earlier of (i) the "Closing Date" as defined in the Investment Agreement or (ii) December 31, 2003.

      "New Globalstar" has the meaning specified in the Investment Agreement.

      "Notes" means, collectively, the Term Loan Notes and the PIK Interest
Note.

      "Notice of Borrowing" has the meaning specified in Section 2.2(a).

      "Obligations" means the Loans and all other advances, debts, liabilities, fees, obligations, covenants and duties of any kind and description, now existing or hereafter arising, whether due or not due, absolute or contingent, liquidated or unliquidated, direct or indirect, express or implied, individually or jointly with others, howsoever evidenced or acquired owing by the Borrower to the Lender, arising under or pursuant to this Agreement or any other Loan Document.

      "Partnership" means any partnership in which any Credit Party has an interest.

      "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

      "Patent License" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

      "Payment Intangible" has the meaning specified in Article 9 of the UCC.

      "Permitted Expenditures" means (i) the cash expenditures set forth in the Approved Budget, plus (ii) for each month commencing with July 2003, following a request by Borrower and approval by Lender, which approval shall not be unreasonably withheld or delayed, additional cash expenditures totaling no more than 5.0% of the total monthly budget for such month as set forth in the Approved Budget, plus (iii) cash expenditures necessary to pay

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agent and dealer sales commissions incurred in the ordinary course of business consistent with past practice, plus (iv) cash expenditures necessary for the purchase of user equipment and accessories held for resale up to an aggregate of $250,000 and for such additional amounts as are approved by Lender in its sole discretion. Any unused portion of Permitted Expenditures for any given month may be carried over as additional Permitted Expenditures in the immediately subsequent month.

      "Permitted Liens" has the meaning specified in Section 6.1.

      "Person" means an individual, partnership, corporation (including, without limitation, a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity, or a Governmental Authority.

      "Petition Date" has the meaning specified in the recitals hereto.

      "PIK Interest Note" means a promissory note of the Borrower, payable to the order of the Lender, substantially in the form of Exhibit A-2, evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from the capitalization of accrued interest payable on the Loans pursuant to Section 2.5(b).

      "Plan of Reorganization" means a proposed plan or plans of reorganization for the Borrower and the Guarantors whether filed with or confirmed by order of the Bankruptcy Court; provided that the Plan of Reorganization shall not be amended so that it contains any obligations for the Borrower to make any cash payment other than in respect of Claims for administrative expenses, priority tax Claims, priority non-tax Claims and cure amounts relating to executory contracts and unexpired leases assumed by the Borrower.

      "Pledged Collateral" means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other Investment Property of any Grantor, all certificates or other instruments representing any of the foregoing, all Security Entitlements of any Grantor in respect of any of the foregoing, all dividends, interest distributions, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing. Pledged Collateral may be General Intangibles or Investment Property.

      "Pledged Collateral Schedule" means a schedule of the Borrower to be delivered to the Lender on the Closing Date setting forth the Pledged Notes, Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by each Grantor.

      "Pledged LLC Interests" means all of any Grantor's right, title and interest as a member of any limited liability company and all of such Grantor's right, title and interest in, to and under any limited liability company agreement to which it is a party.

      "Pledged Notes" means all right, title and interest of any Grantor in the Instruments evidencing all Indebtedness owed to such Grantor issued by the obligors named therein, and all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.



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
      "Pledged Partnership Interests" means all of any Grantor's right, title and interest as a limited and/or general partner in all Partnerships and all of such Grantor's right, title and interest in, to and under any partnership agreements to which it is a party.

      "Pledged Stock" means the shares of Stock owned by each Grantor (except Globaltel Joint Stock Company), including all shares of Stock listed on the Pledged Collateral Schedule; provided, however, that only the outstanding Stock of a Subsidiary that is not a Domestic Subsidiary possessing up to but not exceeding 65% of the voting power of all classes of Stock of such controlled foreign corporation entitled to vote shall be deemed to be pledged hereunder.

      "Proceeds" has the meaning specified in Article 9 of the UCC.

      "QUALCOMM" means QUALCOMM Incorporated.

      "Qualifying Satellite" means a satellite that either is in-service or is an in-orbit spare capable of being placed in service.

      "Real Property" means all of those plots, pieces or parcels of land now owned or leased or hereafter acquired by the Borrower or any of its Subsidiaries (the "Land"), together with the right, title and interest of the Borrower, if any, in and to the streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, the air space and development rights pertaining to the Land and the right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting the Land and all royalties and rights appertaining to the use and enjoyment of the Land, including, without limitation, all alley, vault, drainage, mineral, water, oil and gas rights, together with all of the buildings and other improvements now or hereafter erected on the Land, and any fixtures appurtenant thereto.

      "Reorganization Cases" means the cases of the Borrower and the Guarantors pursuant to chapter 11 of the Bankruptcy Code pending in the Bankruptcy Court.

      "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and all federal, state and local laws, roles and regulations, and all orders, judgments, decrees or other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "Responsible Officer" means, with respect to any Person, any of the principal executive officers, managing members or general partners of such Person but in any event, with respect to financial matters, the chief financial officer, treasurer or controller of such Person.

      "Standstill Period" means thirty (30) business days, such period to commence upon the delivery of the Lender's written notice of termination and acceleration given pursuant to Section 7.1.

      "Stock" means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting and any and all interest, warrants and options to purchase any of the foregoing.

      "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which an aggregate of 50% or more of the outstanding Stock having ordinary voting power to elect a majority of the board of directors, managers, trustees or other controlling persons, is, at the time, directly or indirectly, owned or controlled by such Person and/or one or more Subsidiaries of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency). As used herein, unless the context requires otherwise, "Subsidiary" means a direct or indirect Subsidiary of the Borrower.

      "Supporting Obligations" has the meaning specified in Article 9 of the UCC.

      "Taxes" has the meaning specified in Section 2.8(a).

      "Term Loan" means each loan made by the Lender to the Borrower pursuant to
Section 2.1.

      "Term Loan Borrowing" means a borrowing consisting of Term Loans made on the same day.

      "Term Loan Draw Conditions" means all of the conditions precedent to the obligation of the Lender to make Term Loans set forth in Section 3.1.

      "Term Loan Note" means a promissory note of the Borrower, payable to the order of the Lender in a principal amount equal to the amount of the Term Loan Commitment as originally in effect, in substantially the form of Exhibit A-1, evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from the Term Loans made by the Lender.

      "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

      "Trademark License" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

      "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

      "Wind-Down Budget" means that certain Wind-Down Budget provided by Borrower to Lender reflecting Borrower's best faith estimate of Wind-Down Costs.

      "Wind-Down Costs" means the Administrative Expenses and actual wind-down costs to liquidate the Borrower and the Guarantors in the event the transactions contemplated by the Investment Agreement are not consummated and the Borrower liquidates.

      "Wind-Down Funds" means the sum of (i) $10,000,000, (ii) the "Prepaids, Deposits and Retainers" in the amount of $1,045,000 identified in the Wind-Down Budget (iii) when available, the recovery of the payments on account of the 2 GHz contract with Space Systems/Loral, Inc. (the "Loral Refund"), (iv) when available, the proceeds from the settlement with Elsacom S.p.A. and/or its affiliates as described in the related motion filed by the Borrower and the Guarantors filed with the Bankruptcy Court on January 22, 2003, and (v) cash held by entities control of which is acquired by the Borrower as a result of the Loral settlement transactions; provided, however, that in no event shall the Wind-Down Funds exceed $15,000,000.

      Section 1.2 Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

      Section 1.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

      Section 1.4 Certain Terms. (a) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in this Agreement.


      (b) References herein to an Exhibit, Schedule, Article, Section, subsection or clause refer to the appropriate Exhibit or Schedule to, or Article, Section, subsection or clause in this Agreement.

      (c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto and any references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified from time to time.

      (d) References in this Agreement to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.

      (e) The term "Lender" includes its respective successors and each permitted assignee of such Lender who becomes a party hereto pursuant to Section 10.14.

      (f) Terms not otherwise defined herein and defined in the UCC are used herein with the meanings specified in the UCC.

                                   ARTICLE II

                         AMOUNTS AND TERMS OF THE LOANS

      Section 2.1 The Term Loans. (a) Subject to the terms and conditions hereof, the Lender agrees to make term loans (each, a "Term Loan") to the Borrower from time to time on any Business Day during the period from the date of satisfaction or waiver in writing of all of the Term Loan Draw Conditions (as provided in Section 3.1 with respect to the Initial Loan and Section 3.2 with respect to all Term Loans) until the Maturity Date in an aggregate principal amount not to exceed the Term Loan Commitment.

      (b) The Term Loans shall be evidenced by the Term Loan Notes.

      Section 2.2 Making the Loans. (a) Each Term Loan Borrowing (other than with respect to the initial Borrowing made hereunder) shall be made on notice, given by the Borrower to the Lender not later than 11:00 A.M. (New York City time) at least two (2) Business Days prior to the date of the proposed Term Loan Borrowing. Each such notice (a "Notice of Borrowing") shall be in substantially the form of Exhibit D, which Notice of Borrowing shall specify (i) the date of the requested Borrowing, (ii) the amount of such Borrowing and (iii) the Permitted Expenditures to be paid with the proceeds of such Borrowing.

      (b) Each Term Loan Borrowing shall be in an aggregate amount of not less than $1,000,000 and no more than one Term Loan Borrowing shall be made during any calendar month.

      (c) Each Notice of Borrowing shall be irrevocable and binding on the Borrower.

      Section 2.3 Repayment. Except as provided in Section 1.6 of the Investment Agreement, the Borrower shall repay the entire unpaid principal amount of the Term Loans and all other outstanding Obligations on the Maturity Date.


      Section 2.4 Prepayments. (a) The Borrower shall have no right to prepay the principal amount of any Term Loan other than as provided in this Section 2.4.


      (b) The Borrower may, upon at least three (3) Business Days' prior notice to the Lender stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of the Loans in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that each partial prepayment shall be in an aggregate principal amount not less than $250,000 or integral multiples of $50,000 in excess thereof. Upon the giving of such notice of prepayment, the principal amount of the Loans specified to be prepaid shall become due and payable on the date specified for such prepayment. Any such prepayment of a Term Loan shall result in a permanent reduction in the Commitment.

      Section 2.5 Interest. (a) All Loans and the outstanding amount of all other Obligations shall bear interest, in the case of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, at a rate equal to eight percent ( 8% ) per annum.

      (b) Interest accrued on the Loans shall be capitalized on each Interest Payment Date and added to the outstanding principal amount of the Loans, which capitalized interest shall be evidenced by the PIK Interest Note. The Lender is hereby authorized to endorse on the grid attached to the PIK Interest Note the amount of interest capitalized and evidenced by the PIK Interest Note.

      (c) Interest accrued on the Loans shall be cancelled when the outstanding principal amount of the Loans is cancelled.

      Section 2.6 Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes not later than 1:00 P.M. (New York City time) on the day when due, in Dollars, to the Lender at the address set forth in
Section 10.2 in immediately available funds without set-off or counterclaim.

      (b) All computations of interest shall be on the basis of a year of 365 days for the actual number of days occurring in the period for which such interest is payable.

      (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

      Section 2.7 Application of Payments. All payments (including prepayments) on the Loans or any other Obligations other than the capitalization of interest as set forth in Section 2.5(b) shall be made to the Lender for application against the Obligations as follows (regardless of how the Lender may treat such payments for purposes of its own accounting): first to then due and outstanding fees, expenses or other charges of the Lender under this Agreement or any of the other Loan Documents to the extent payable by the Borrower; second to then due interest on any principal amount of Loans prepaid, if any; third to the principal balance of the PIK Interest Note; and fourth to the principal balance of the Term Loans.

      Section 2.8 Taxes. (a) Any and all payments by the Borrower to or for the account of the Lender under each Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of the Lender, taxes measured by its overall net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction under the laws of which the Lender is organized or any political subdivision thereof (all such non-excluded taxes, levies, duties, imposts, deductions, assessments, fees, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable to the Lender hereunder or under any Loan Document (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including, without limitation, deductions applicable to additional sums payable under this Section 2.8) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (iv) within thirty (30) Business Days after the date of such payment, the Borrower shall deliver to the Lender the original or a certified copy of a receipt evidencing such payment to the relevant taxation or other authority.

      (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement, or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

      (c) The Borrower agrees to indemnify the Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 2.8) paid by the Lender, and (ii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant taxation or other authority. Payment under this subsection (d) shall be made within thirty (30) Business Days after the date the Lender makes a demand therefor.

                                  ARTICLE III

                              CONDITIONS OF LENDING

      Section 3.1 Conditions Precedent to Initial Loans under Term Loan Commitment. The obligation of the Lender to make the initial Loans requested to be made by it under the Term Loan Commitment is subject to the satisfaction of all the following conditions precedent on or before May 22, 2003:

      (a) Financing Order and Bankruptcy Court Proceedings.


            (i) The Financing Order shall have been entered by the Bankruptcy Court, and no provisions of such order shall have been stayed or vacated.

            (ii) A Final Order approving the Investment Agreement, in form and substance reasonably satisfactory to Lender, shall have been entered by the Bankruptcy Court and any or all provisions of such order shall not have been stayed or vacated.

      (b) Existing DIP Loan Agreement. Lender's reasonable satisfaction that the loans under the Existing DIP Loan Agreement will be indefeasibly satisfied in full and all liens securing its repayment shall be terminated and released simultaneously with funding of the initial Loans hereunder; provided, that the "Commitment Fee" (as defined in the Existing DIP Loan Agreement) shall be required to be paid when and on the terms set forth in that certain Waiver and Consent Letter Agreement to the Existing DIP Loan Agreement of even date herewith.

      (c) Certain Documents. The Lender shall have received the following documents:


            (i) This Agreement, duly executed and delivered by the Borrower and each Guarantor;

            (ii) The Notes and other Loan Documents, duly executed and delivered by the Borrower and Guarantors, as applicable;

            (iii) A certificate, signed by a Responsible Officer of each Credit Party other than LQP, stating that each of the conditions specified in Sections 3.2(a), (b) and (c) has been satisfied;

            (iv) The Investment Agreement, in form and substance reasonably satisfactory to the Lender, duly executed and delivered by the Borrower and Lender, and approved by the Committee; and

            (v) The Pledged Collateral.

      Section 3.2 Conditions Precedent to Each Loan. The obligation of the Lender to make any Term Loan on any date (including the Closing Date) shall be subject to the satisfaction of all of the following conditions precedent:


      (a) The representations and warranties set forth in Article IV and in the other Loan Documents shall be true and correct in all material respects on and as of such date as though made on and as of such date other than any such representations and warranties that, by their terms, refer to an earlier date; provided, that the Borrower shall not be required to certify as to the representations and warranties made by LQP in the LQP Pledge Agreement.

      (b) The making of the Loans on such date shall not violate any Requirement of Law and is not subject to any stay or injunction, whether temporary, preliminary or permanent.

      (c) No Event of Default shall have occurred and be continuing.

      (d) The Investment Agreement shall not have been terminated.

      (e) Each of the Term Loan Draw Conditions shall have been satisfied or waived by the Lender.

      Section 3.3 Other Conditions Precedent. The obligation of Lender to make any Term Loan on any date (including the Closing Date) that would result in the aggregate amount of Term Loans exceeding $20,000,000 shall be subject to the following condition precedent:

      (a) Lender shall have received evidence of agreements between Borrower and QUALCOMM, on terms reasonably satisfactory to Lender, as to the following:

            i. transfer by QUALCOMM to the Borrower or New Globalstar of all handset inventories (which shall be in good working order) and chipsets for Globalstar products currently owned by QUALCOMM at no additional cost to Borrower or New Globalstar for the handsets and at reasonable pricing for the chipsets;

            ii. grant by QUALCOMM to one or more third parties of a non-exclusive, perpetual, irrevocable worldwide license (including rights to sublicense) to manufacture user terminals and gateways using the applicable CDMA technology, at commercially reasonable royalty rates and to provide the necessary technical information to make the manufacture by such third parties feasible;

            iii. provision by QUALCOMM to New Globalstar of continued tier 3 support with respect to intellectual property and maintenance support for Borrower's gateways for the benefit of New Globalstar and its service providers on commercially reasonable terms;

            iv. the modification of the Contract for OmniTRACS-Like Services, dated March 23, 1994, between QUALCOMM and Borrower, to provide for market-based pricing and to eliminate exclusivity;

            v. the upgrading of gateway software to current version for each of the gateways, including gateways in storage, on commercially reasonable terms;

            vi. confirmation that New Globalstar has a perpetual, royalty free, irrevocable right to use and modify all intellectual property rights associated with that portion of the Borrower's satellite system and ground network provided by QUALCOMM; and

            vii. agreement by QUALCOMM to incorporate all new applicable features, improvements and enhancements to QUALCOMM's core CDMA technology into new generation of chipsets for use with the Borrower's satellite system on commercially reasonable terms, or to permit one or more third parties to manufacture and incorporate such features, improvements and enhancements into new generations of chipsets for use with the Debtors' satellite system, and to provide necessary support and know-how to such third parties, all on commercially reasonable terms.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      To induce the Lender to enter into this Agreement, the Borrower and each Guarantor represents and warrants to the Lender as of the date hereof:

      Section 4.1 Corporate Existence; Compliance with Law. (a) The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Borrower's Subsidiaries that is (i) a corporation is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) a limited liability company is duly organized, validly existing and in good standing under the jurisdiction of its formation and (iii) a limited partnership is duly organized and validly existing under the laws of the jurisdiction of its formation.

      (b) Except as set forth in Schedule 4.1, each of the Borrower and its Subsidiaries (i) is duly qualified or licensed as a foreign limited partnership, limited liability company or corporation, as applicable, in each jurisdiction in which its ownership of properties or the conduct of its business requires such qualification or licensing except for failures to be so qualified or licensed which in the aggregate would not reasonably be expected to have a Material Adverse Effect; (ii) has all requisite limited partnership, limited liability company or corporate power, as applicable, and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted; (iii) is in compliance with its certificate of limited partnership and partnership agreement, certificate of formation of limited liability company and limited liability company agreement, or certificate of incorporation and by-laws, as applicable; (iv) is in compliance with all other applicable Requirements of Law, except for such noncompliances as individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect and Requirements of Law that are stayed as a result of the commencement of the Reorganization Cases; and (v) has made all necessary filings with, and has given all necessary notices to, the FCC to the extent required for such ownership and use with respect to the FCC Licenses, except for failures to file or give notice which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

      Section 4.2 Corporate Power; Authorization; Enforceable Obligations. Except as set forth in Schedule 4.2:


      (a) The execution, delivery and performance by the Borrower and each Guarantor of the Loan Documents to which it is a party and the consummation of the transactions related to the financing contemplated hereby:

            (i) are within its limited partnership, limited liability company or corporate powers, as applicable;

            (ii) have been duly authorized by all necessary limited partnership, limited liability company or corporate action, as applicable;

            (iii) do not and will not (A) contravene its respective certificate of limited partnership or partnership agreement, certificate of limited liability company or limited liability company agreement, or certificate of incorporation or by-laws, as applicable, (B) upon entry of the Financing Order by the Bankruptcy Court violate any other applicable or enforceable Requirement of Law, or any applicable or enforceable order or decree of any Governmental Authority or arbitrator, (C) result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any

      Contractual Obligation of the Borrower or any Guarantor, the effect of which will not be subject to the automatic stay pursuant to section 362 of the Bankruptcy Code or (D) result in the creation or imposition of any Lien upon any of its property other than Liens in favor of the Lender pursuant to the Loan Documents; and

            (iv) do not require the consent of, authorization by, approval of, notice to, acts by or filing or registration with, any Governmental Authority or any other Person, except as otherwise ordered by the Bankruptcy Court or required by the Bankruptcy Code or the Bankruptcy Rules.

      (b) This Agreement has been, and each of the other Loan Documents will have been upon delivery thereof pursuant to Section 3.1, duly executed and delivered for the benefit of or on behalf of each Credit Party party thereto. This Agreement and the other Loan Documents will be, when delivered pursuant hereto, the legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms and the Financing Order.

      Section 4.3 Ownership of Subsidiaries. Set forth on Schedule 4.3 is a complete and accurate list, as of the Closing Date, of all Subsidiaries of the Borrower and, as to each such Subsidiary, the exact legal name, jurisdiction of its incorporation or organization, taxpayer identification number, the number of shares authorized (in the case of capital stock) and the number and/or percentage of such outstanding shares of each such class or partnership or limited liability company interests owned (directly or indirectly) by the Borrower, any other Grantor or any other owner. Except as set forth in Schedule 4.3, no Stock of any Subsidiary of the Borrower is subject to any outstanding option, warrant, right of conversion or purchase or any similar right. All of the outstanding Stock of each Subsidiary of the Borrower owned (directly or indirectly) by the Borrower (including the Pledged Stock) has been duly and validly issued and is owned by the Borrower or a Subsidiary of the Borrower, free and clear of all Liens except those created under the Loan Documents and the Financing Order. All of outstanding shares of Stock that are owned by the Borrower of each Subsidiary that is a corporation are fully paid and nonassessable. All partnership or limited liability company interests of each Subsidiary that is a limited partnership or limited liability company, as the case may be, owned by the Borrower are fully paid and nonassessable to the extent required as of the date of this Agreement. Neither the Borrower nor any such Subsidiary is a party to, or has knowledge of, any agreement restricting the transfer or hypothecation of any Stock of any such Subsidiary, other than the Loan Documents.

      Section 4.4 Secured, Super Priority Obligations. (a) On and after the Closing Date, the provisions of the Loan Documents and the Financing Order are effective to create in favor of the Lender, legal, valid and perfected Liens on and security interests (having the priority provided for herein and in the Financing Order) in all right, title and interest in the Collateral, enforceable against each Grantor that owns interest in such Collateral.

      (b) All Obligations and all other amounts owing by the Borrower hereunder and under the other Loan Documents and by the Guarantors under the Guaranty in respect thereof will be secured pursuant to section 364(c)(2) of the Bankruptcy Code and the Financing Order, by a first priority perfected security interest in and Lien on, and mortgage against, all of the Collateral and all Proceeds, rents and products of all of the foregoing and all distributions thereon that are unencumbered as of the date hereof.

      (c) All Obligations and all other amounts owing by the Borrower hereunder and under the other Loan Documents and by the Guarantors under the Guaranty in respect thereof will be secured pursuant to section 364(c)(3) of the Bankruptcy Code and the Financing Order, by a perfected junior security interest in and Lien on, and mortgage against, all of the Collateral that is subject to the Permitted Liens.

      (d) Pursuant to section 364(c)(1) of the Bankruptcy Code and the Financing Order, all Obligations and other amounts owing by the Borrower hereunder and under the other Loan Documents and by Guarantors under the Guaranty in respect thereof at all times will constitute allowed super-priority administrative expense claims in the Reorganization Cases having priority over all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code, provided, however, that the foregoing super-priority administrative claims (i) shall be subordinated to the Wind-Down Costs only to the extent of the Wind Down Funds and (ii) shall not be paid from the Avoidance Actions.

      Section 4.5 Use of Proceeds. The proceeds of the Loans shall be used solely by the Borrower to pay the Permitted Expenditures.


      Section 4.6 Intellectual Property.


      (a) Except as set forth in Schedule 4.6, the Borrower and its Subsidiaries own or license or otherwise have the right to use all Intellectual Property that is necessary for the operation of their respective businesses or otherwise held by the Borrower and its Subsidiaries, without infringement upon or conflict with the rights of any other Person with respect thereto, including all trade names associated with any private label brands of the Borrower or any of its Subsidiaries except where the failure to so own or license or otherwise obtain the right to use, individually or in the aggregate, would not have a Material Adverse Effect or where any such infringement or conflict, individually or in the aggregate, would not have a Material Adverse Effect. Except as set forth in
Schedule 4.6, to the actual knowledge of the Borrower following reasonable inquiry by its Responsible Officers, (a) no slogan or other advertising device, product, process, method, substance, part or component, or other material now employed, or now contemplated to be employed, in the ordinary course of business by the Borrower or any of its Subsidiaries infringes upon or conflicts with any rights owned by any other Person, except where any such infringement or conflict, individually or in the aggregate, would not have a Material Adverse Effect, and (b) as of the date of this Agreement, no material claim or litigation regarding any of the foregoing is pending or threatened.

      (b) Except as set forth on Schedule 4.6, no Grantor owns any material Trademarks, Patents or Copyrights or has any material Trademarks, Patents or Copyrights registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof. The registrations for the Collateral disclosed on Schedule 4.6 are valid and subsisting and in full force and effect to the extent they are necessary for the operation of the business of such Grantor in the reasonable business judgment of such Grantor and material to the assets, properties, condition (financial or otherwise), operations or prospects of the Borrower and its Subsidiaries taken as a whole, except where the failure to maintain a valid and subsisting registration with respect to such collateral, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. None of the material Patents or Copyrights necessary for the operation of the business of such Grantor in the reasonable business judgment of such Grantor have been abandoned or dedicated, except where such abandonment or dedication, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

      Section 4.7 Pledged Collateral.

      (a) The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by each Grantor constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on the Pledged Collateral Schedule.

      (b) (i) All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and (ii) all of the Pledged Stock is fully paid and nonassessable and, to the extent required as of the date of this Agreement, all of the Pledged Partnership Interests and Pledged LLC Interests are fully paid and nonassessable.

      (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

      (d) All Pledged Collateral consisting of certificated securities has been delivered to the Lender on or prior to the Closing Date to the extent requested by the Lender.

      (e) Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities in the possession of the Lender on the Closing Date.

      (f) No Person other than the Lender has control within the meaning of the UCC over any Investment Property of such Grantor.

                                   ARTICLE V

                              AFFIRMATIVE COVENANTS

      As long as any of the Obligations or any portion of the Commitment remains outstanding, unless the Lender otherwise consents in writing, the Borrower and each Guarantor agrees with the Lender that:

      Section 5.1 Compliance with Laws, Etc. The Borrower and each Guarantor shall comply in all material respects with all applicable laws, rules, regulations and orders, except where (a) the failure to comply would not reasonably be expected to have a

Material Adverse Effect or (b) compliance is prohibited by, in conflict with, or excused by, the Bankruptcy Code, the Bankruptcy Rules or order of the Bankruptcy Court.

      Section 5.2 Maintenance of Existence. The Borrower and each Guarantor shall maintain and preserve, in each case as in effect on the date hereof, its respective existence as a corporation or other form of business organization in good standing, as the case may be, and all material rights, privileges, FCC Licenses, Patents, Patent Licenses, Copyrights, Copyright Licenses, Trademarks, Trademark Licenses, trade names and franchises necessary in the reasonable business judgment of such Credit Party to the operations of the business of such Credit Party, except where the failure to do so results solely from the commencement of the Reorganization Cases and except as permitted in Section 6.3.

      Section 5.3 Access. The Borrower and each Guarantor shall, at any reasonable time and from time to time, upon prior reasonable notice, permit the Lender, or any agents or representatives thereof, to (a) examine and make copies of and abstracts from its records and books of account, (b) visit its properties and inspect the Collateral of such Grantor, (c) discuss its affairs, finances and accounts with any of its respective officers or directors and (d) communicate directly with its independent certified public accountants.

      Section 5.4 Keeping of Books. The Borrower and each Guarantor shall keep proper books of record and account, in which full and correct entries in all material respects shall be made of all of its financial transactions, assets and business in conformity with GAAP and all Requirements of Law.

      Section 5.5 Use of Proceeds. The Borrower shall use the entire amount of the proceeds of the Loans only as provided in Section 4.5; provided, however, that the Borrower shall not use the proceeds from any Loans for any purpose (whether or not permitted pursuant to Section 4.5) that is improper under the Bankruptcy Code.

      Section 5.6 Further Assurances. The Borrower and each Guarantor shall perform, make, execute and deliver all such additional and further acts, things, deeds, occurrences and instruments as the Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and ensure the Lender its respective rights under this Agreement, the Notes and the other Loan Documents.

      Section 5.7 Secured Indebtedness. To the knowledge of the Borrower, there exists no indebtedness of the Borrower for borrowed money secured by any Lien upon or in property owned by the Borrower as of the date hereof other than Indebtedness in respect of the Existing DIP Loan Agreement.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

      As long as any of the Obligations or any portion of the Commitment remains outstanding, without the written consent of the Lender, the Borrower and each Guarantor agrees with the Lender that, except to the extent necessary to implement the Settlement Agreement between Loral Space & Communications Ltd. and the Borrower (all agreements necessary to implement such Settlement Agreement shall be subject to the approval of Lender, such consent not to be unreasonably withheld or delayed):

      Section 6.1 Liens, Etc. Neither the Borrower nor any of it Subsidiaries shall create or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, except for (collectively, the following are hereinafter referred to as the "Permitted Liens"): (a) Liens created pursuant to the Loan Documents and authorized by the Financing Order; (b) purchase money Liens upon or in any property hereinafter acquired by the Borrower or such Subsidiary in the ordinary course of business that are Permitted Expenditures to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property, including Liens to secure Capital Lease Obligations; (c) any Lien securing the renewal, extension or refunding of any Indebtedness or other Obligation secured by any Lien permitted by subsection
(b) of this Section 6.1 without any increase in the amount secured thereby or in the assets subject to such Lien; (d) Liens arising by operation of law in favor of materialmen, mechanics, warehousemen, carriers, lessors or other similar Persons incurred by the Borrower or such Subsidiary in the ordinary course of business which secure its obligations to such Person; (e) Liens securing taxes, assessments or governmental charges or levies, exclusive of any such Liens asserted by the FCC; (f) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits; (g) Liens securing the performance of statutory obligations, surety and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business, and judgment liens; (h) zoning restrictions, easements, licenses, reservations and similar restrictions on the use of real property or minor irregularities incident thereto which do not in the aggregate materially detract from the value or use of the property or assets of the Borrower or such Subsidiary or impair, in any material manner, the use of such property for the purposes for which such property is held by the Borrower or such Subsidiary; (i) valid, perfected and enforceable Liens of record existing immediately prior to the Petition Date; and
(j) Liens created pursuant to the Existing DIP Loan Agreement so long as the Existing DIP Loan Agreement remains effective.

      Section 6.2 Indebtedness. Neither the Borrower nor any Guarantor shall create or suffer to exist any Indebtedness except: (i) the Obligations; (ii) Indebtedness outstanding on the Petition Date; (iii) current liabilities in respect of taxes, assessments and governmental charges or levies incurred, or Claims for labor, materials, inventory, services, supplies and rentals incurred, or for goods or services purchased in the ordinary course of business of the Borrower or such Guarantor; (iv) Indebtedness arising under any performance bond reimbursement obligation entered into by the Borrower or such Guarantor; (v) Indebtedness constituting Administrative Expenses or other administrative expense obligations incurred in the Reorganization Cases, unless disallowed by the Bankruptcy Court; (vi) Indebtedness otherwise permitted under this Agreement; (vii) Indebtedness secured by Permitted Liens; and (viii) Indebtedness under the Existing DIP Loan Agreement.

      Section 6.3 Mergers, Sale of Assets. Etc. Except in connection with the Investment Agreement, neither the Borrower nor any of its Subsidiaries shall (a) directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or Stock, or otherwise combine with, any Person or form any

Subsidiary, (b) sell, convey, transfer, lease or otherwise dispose of any of its assets or Stock or any interest therein to any Person, or permit or suffer any other Person to acquire any interest in any of the assets of the Borrower or such Subsidiary, except (i) the sale or disposition of Inventory or other assets in the ordinary course of business or other tangible personal property which has become obsolete or is replaced in the ordinary course of business, and (ii) the rejection or assumption and assignment of executory contracts and unexpired leases pursuant to section 365 of the Bankruptcy Code; provided that all necessary approvals, including the approval of the Bankruptcy Court, have been obtained, or (c) enter into agreements in respect of any of the foregoing prohibited transactions.

      Section 6.4 Investments. Neither the Borrower nor any of its Subsidiaries shall make or commit to make any loan, extension of credit or capital contribution to, or purchase of any stock, bonds, notes, debentures or other securities of, or make any other investment in any Person (all such transactions being called "Investments") except:

      (a) Investments pursuant to the Investment Agreement;

      (b) Investments in cash and cash equivalents;

      (c) Investments existing on the date hereof; or

      (d) Investments made in any Person that are Permitted Expenditures.

      Section 6.5 Restricted Payments. Neither the Borrower nor any of its Subsidiaries shall, except to the extent provided in the Plan of Reorganization, and not inconsistent with the Approved Budget, (a) declare, pay or make or permit any Subsidiary to declare, pay or make (i) any dividends or other distributions with respect to Stock or rights to acquire Stock or any payment on account of such Stock, or (ii) any payment of principal or payment of interest on account of any of its Indebtedness incurred prior to the commencement of the Reorganization Cases, except as otherwise ordered by the Bankruptcy Court, (b) set apart assets for a sinking or any analogous fund for the purchase, redemption, or retirement or other acquisition of, any shares of its Stock or rights to acquire Stock or any of its Indebtedness or (c) purchase, defease, acquire, or redeem any of its Indebtedness; provided that the Borrower may make required or permitted payments or prepayments on the Loans.

      Section 6.6 Transactions With Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate or employee, except transactions that are (a) contemplated by this Agreement, (b) contemplated by the Investment Agreement, or (c) in the ordinary course of the Borrower's or such Subsidiary's business and are Permitted Expenditures.

      Section 6.7 Permitted Expenditures. Neither the Borrower nor any of its Subsidiaries shall make any expenditure that is not a Permitted Expenditure.


      Section 6.8 Amendment of Charter or Bylaws. Neither the Borrower nor any of its Subsidiaries shall, except as set forth in the Plan of Reorganization, amend its partnership agreement, certificate or articles of incorporation or other equivalent organizational documents to revise, in any material respect from their form on the date hereof.




                                  ARTICLE VII

                                   TERMINATION

      Section 7.1 Termination; Acceleration. Upon the termination of the Investment Agreement (other than as a result of a Borrower Termination Event) or the occurrence and during the continuation of any Event of Default, without further order of, application to, or action by, the Bankruptcy Court and without limiting any other right or remedy, the Lender may, by written notice to the Borrower and the Committee in accordance with Section 10.2, (a) declare that all or any portion of the Commitment be terminated, whereupon the obligation of the Lender to make Loans shall immediately terminate, and (b) declare the Loans, the PIK Interest Note, all accrued interest thereon and all other amounts and Obligations payable under this Agreement and the Notes to be forthwith due and payable, whereupon the Loans, the PIK Interest Note, all such interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

      Section 7.2 Standstill Period; Exercise of Remedies. Upon expiration of the applicable Standstill Period following the Lender's written notice of termination and acceleration given pursuant to Section 7.1, the automatic stay provided in section 362 of the Bankruptcy Code shall be deemed automatically vacated without further action or order of the Bankruptcy Court and the Lender shall be entitled to exercise all of its rights and remedies under the Loan Documents and applicable law, including, without limitation, all rights and remedies with respect to the Collateral and the Guarantors.

      Section 7.3 Intentionally Omitted.


      Section 7.4 Borrower Termination Event. Upon the occurrence and during the continuation of a Borrower Termination Event, the Borrower may, by written notice to the Lender, terminate this Agreement, upon which termination the Borrower shall pay to the Lender in full the aggregate outstanding principal amount of the Loans, the PIK Interest Note and all interest thereon accrued through the date of such termination. In addition, upon such termination and the payment in full to the Lender of the Loans, the PIK Interest Note and the accrued interest thereon, the Borrower shall have no further obligations hereunder, under any other Loan Documents or the Investment Agreement (other than indemnification of other contingent obligations that expressly survive repayment of the Term Loans under this Agreement).

      Section 7.5 Other Termination. In the event the Term Loan Draw Conditions have not been met or otherwise waived on or before May 29, 2003, either the Lender or the Borrower may, by written notice to each other and the Committee, terminate this Agreement. Upon such termination, neither the Lender, ICO nor any Credit Party shall have any further obligation hereunder, under any other Loan Document or under the Investment Agreement.

                                  ARTICLE VIII

                                    GUARANTY

      Section 8.1 The Guaranty. In order to induce the Lender to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by each Guarantor from the proceeds of the Loans, each Guarantor hereby agrees with the Lender that such Guarantor hereby unconditionally and irrevocably, jointly and severally, guarantees as primary obligor and not merely as surety the full and prompt payment and performance by the Borrower when due, whether upon maturity, by acceleration or otherwise, of any and all of the Obligations of the Borrower to the Lender. If any or all of the Obligations of the Borrower to the Lender become due and payable hereunder, each Guarantor, jointly and severally, unconditionally promises to pay such Obligations to the Lender, or order, on demand, together with any and all reasonable expenses which may be incurred by the Lender in collecting any of the Obligations.

      Section 8.2 Nature of Liability. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Lender in respect of the Obligations which the Lender is required to repay to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

      Section 8.3 Independent Obligation. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Guarantor.

      Section 8.4 Authorization. Each Guarantor authorizes the Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:


      (a) change the manner or place of payment of, and/or change or extend the time of payment of, renew, accelerate or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Obligations as so changed, extended, renewed or altered;

      (b) take and hold security for the payment of the Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

      (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

      (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

      (e) settle or compromise any of the Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, or subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors;

      (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Lender regardless of what liability or liabilities of such Guarantor or the Borrower remain unpaid; and/or

      (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements.

            Section 8.5 Reliance. It is not necessary for the Lender to inquire into the capacity or powers of the Borrower or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            Section 8.6 Subordination. Any of the Indebtedness of the Borrower now or hereafter owing to any Guarantor is hereby subordinated to the Obligations of the Borrower; provided, however, that payment may be made by the Borrower on any such Indebtedness owing to such Guarantor so long as the same is not prohibited by this Agreement; and provided further, that if the Lender so requests at a time when a Lender Termination Event exists, all such Indebtedness of the Borrower to such Guarantor shall be collected, enforced and received by such Guarantor as trustee for the Lender and be paid over to the Lender on account of the Obligations of the Borrower to the Lender, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any of the Indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

            Section 8.7 Waiver. Subject to Section 9.10, the expiration of the applicable Standstill Period and the giving of notice as required by the Financing Order:

      (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Lender to (i) proceed against the Borrower, any other Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security granted by the Borrower, any other Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the Lender's power whatsoever. Each Guarantor waives (except as shall be required by applicable statute and cannot be waived) any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor or any other party other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Obligations. The Lender may, at its election, foreclose on any security held by the Lender by one or more judicial or nonjudicial sales (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid. Each Guarantor waives any defense arising out of any such election by the Lender, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

      (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Lender shall have no duty to advise such Guarantor of information known to it regarding such circumstances or risks.

                                   ARTICLE IX

                                    SECURITY

      Section 9.1 Security.

      (a) To induce the Lender to make the Loans, each Grantor hereby grants to the Lender, as security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a continuing first (or junior, as the case may be) priority Lien and security interest (subject only to the Permitted Liens) in accordance with sections 364(c)(2) and
(3) of the Bankruptcy Code in and to all Collateral of such Grantor. For purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

            (i) All cash and cash equivalents;

            (ii) all Accounts;

            (iii) all Accounts Receivable and Accounts Receivable Records;

            (iv) all books and Records pertaining to the property described in this Section 9.1;

            (v) all Chattel Paper;

            (vi) all Documents;

            (vii) all Equipment;

            (viii) all General Intangibles, including all Intellectual Property and that portion of the Pledged Collateral constituting General Intangibles (provided, however, that notwithstanding any other provision in this Agreement or any other Loan Document, the Collateral shall not include any FCC Licenses now owned or at any time hereafter acquired by any Grantor);

            (ix) all Instruments;

            (x) all Insurance;

            (xi) all Inventory;

            (xii) all Investment Property and that portion of the Pledged Collateral constituting Investment Property;

            (xiii) all other Goods and personal property of such Grantor, whether tangible or intangible, wherever located;

            (xiv) all Payment Intangibles;

            (xv) all property of any Grantor held by the Lender, including all property of every description, in the possession or custody of or in transit to the Lender for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power;

            (xvi) all Real Property;

            (xvii) to the extent not otherwise included, all monies and other property of any kind which is, after the Closing Date, received by such Grantor in connection with refunds with respect to taxes, assessments and governmental charges imposed on such Grantor or any of its property or income;

            (xviii) all causes of action and all monies and other property of any kind received therefrom by any Grantor;

            (xix) to the extent not otherwise included, all Pledged Collateral;

            (xx) to the extent not otherwise included, all Collateral Support and Supporting Obligations;

            (xxi) to the extent not otherwise included, all Proceeds of each of the foregoing and the sale of the FCC Licenses and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all proceeds of insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the foregoing;

            (xxii) deposit accounts; and

            (xxiii) commercial tort claims

provided that the Collateral shall expressly exclude the Wind-Down Funds and the Avoidance Actions and all monies and other property of any kind received therefrom by any Grantor.

            Section 9.2 Perfection of Security Interests. The Liens and security interests granted herein shall be deemed valid, enforceable and perfected by entry of the Financing Order. No financing statement, notice of lien, mortgage, deed of trust or similar instrument in any jurisdiction or filing office need be filed or any other action taken in order to validate, perfect, maintain, protect or enforce the Liens and security interests granted by or pursuant to this Agreement and the Financing Order.

            Section 9.3 Rights of Lender; Limitations on Lender's Obligations. Subject to Section 9.10, the expiration of the applicable Standstill Period and the giving of notice as required by the Financing Order and in any event not inconsistent with the Approved Budget:

      (a) Subject to each Grantor's rights and duties under the Bankruptcy Code (including section 365 of the Bankruptcy Code), it is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under its Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Lender shall not have any obligation or liability under any Contract by reason of or arising out of this Agreement, the Loan Documents, or the granting to the Lender of a security interest therein or the receipt by the Lender of any payment relating to any Contract pursuant hereto, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

      (b) Subject to Section 9.5, the Lender authorizes each Grantor to collect its Accounts, provided that such collection is performed in accordance with such Grantor's customary procedures, and the Lender may, upon the occurrence and during the continuation of any Lender Termination Event and without notice limit or terminate said authority at any time.

      (c) The Lender may at any time, upon the occurrence and during the continuation of any Lender Termination Event, after first notifying the Borrower of its intention to do so, notify Account Debtors, notify the other parties to the Contracts of the Borrower or any other Grantor, notify obligors of Instruments and Investment Property of the Borrower or any other Grantor and notify obligors in respect of Chattel Paper of the Borrower or any other Grantor that the right, title and interest of the Borrower or such Grantor in and under such Accounts, such Contracts, such Instruments, such Investment Property and such Chattel Paper have been assigned to the Lender and that payments shall be made directly to the Lender. Upon the request of the Lender, the Borrower or such other Grantor will so notify such Account Debtors, such parties to Contracts, obligors of such Instruments and Investment Property and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuation of an Event of Default, the Lender may in its own name, or in the name of others, communicate with such parties to such Accounts, Contracts, Instruments, Investment Property and Chattel Paper to verify with such Persons to the Lender's reasonable satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments, Investment Property or Chattel Paper.

            Section 9.4 Covenants of the Grantors with Respect to Collateral. Subject to Section 9.10, the expiration of the applicable Standstill Period and the giving of notice as required by the Financing Order and in any event not inconsistent with the Approved Budget, each Grantor hereby covenants and agrees with the Lender that from and after the date of this Agreement and until all the Obligations are fully satisfied:

      (a) Limitations on Modifications of Accounts. Such Grantor will not, without the Lender's prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than any of the foregoing which are done in the ordinary course of business, consistent with past practices and trade discounts granted in the ordinary course of business of such Grantor.

      (b) Notices. Such Grantor will advise the Lender promptly, in reasonable detail, (i) of any Lien asserted against any of the Collateral other than Permitted Liens, and (ii) of the occurrence of any other event which would have a Material Adverse Effect with respect to the aggregate value of the Collateral or on the security interests created hereunder.

      (c) Pledged Collateral.


            (i) Upon request of the Lender, such Grantor will deliver to the Lender, all certificates representing or evidencing any Pledged Collateral, whether now arising or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. Upon the occurrence and during the continuation of a Lender Termination Event, the Lender shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Collateral. The Lender shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

            (ii) Except as provided in Section 9.7, such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any of the Pledged Collateral upon the liquidation or dissolution of any issuer of any of the Pledged Collateral, any distribution of capital made on or in respect of any of the Pledged Collateral or any property distributed upon or with respect to any of the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Lender, be delivered to the Lender to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of any of the Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of such Grantor, as additional security for the Obligations.

            (iii) Except as provided in Section 9.7, such Grantor will be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided that no vote shall be cast, consent given or right exercised or other action taken by such Grantor which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any other Loan Document or, without prior notice to the Lender, to enable or take any other action to permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

            (iv) In the case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it. In the case of each Grantor which is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership pursuant to the terms hereof and to the transfer of such Pledged Partnership Interests to the Lender or its nominee and to the substitution of the Lender or its nominee as a substituted partner in such Partnership, subject to the terms hereof, with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor which is a member of a limited liability company, such Grantor hereby consents to the extent required by the applicable a limited liability company agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such limited liability company and to the transfer of such Pledged LLC Interests to the Lender or its nominee and to the substitution of the Lender or its nominee as a substituted member of the limited liability company pursuant to the terms hereof with all the rights, powers and duties of a member of the limited liability company in question.

               (v) Such Grantor will not agree to any amendment of a constituent document that in any way adversely affects the perfection of the security interest of the Lender in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Grantor hereunder, including electing to treat the membership interest or partnership interest of such Grantor as a security under section 8-103 of the UCC.

            (d) Intellectual Property.

               (i) Such Grantor will (i) continue to use each Trademark that is material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used in the ordinary course of business, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark in the ordinary course of business, (iii) use such Trademark in the ordinary course of business with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark in the ordinary course of business which is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way in the ordinary course of business.

               (ii) Such Grantor will not do any act, or omit to do any act, whereby any Patent which is material Intellectual Property may become forfeited, abandoned or dedicated to the public unless such act or omission would not reasonably be expected to have a Material Adverse Effect.

               (iii) Such Grantor (i) will not (and will not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights which is material Intellectual Property may become invalidated or otherwise impaired and (ii) will not (either itself or through licensees) do any act whereby any portion of the Copyrights which is material Intellectual Property may fall into the public domain unless such act or omission would not reasonably be expected to have a Material Adverse Effect.

               (iv) Such Grantor will not do any act, or omit to do any act, whereby any trade secret which is material Intellectual Property may become publicly available or otherwise unprotectable unless such act or omission would not reasonably be expected to have a
         Material Adverse Effect.

               (v) Such Grantor will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person unless such act or omission would not reasonably be expected to have a Material Adverse Effect.

               (vi) Such Grantor will notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same, unless such event would not reasonably be expected to have a Material Adverse Effect.

               (vii) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any material Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Lender within (5) five Business Days after the last day of the fiscal quarter in which such filing occurs.

               (viii) Such Grantor will take all reasonable actions necessary or requested by the Lender, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

               (ix) In the event that any material Intellectual Property is infringed upon or misappropriated or diluted by a third party and such event would be reasonably likely to result in a Material Adverse Effect, such Grantor shall notify the Lender promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement, misappropriation or dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions may be appropriate in its reasonable judgment under the circumstances to protect such material Intellectual Property.

            Section 9.5 Performance by Lender of the Grantors' Obligations. Subject to Section 9.10, the expiration of the applicable Standstill Period and the giving of notice as required by the Financing Order, if any Grantor fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Loan, shall be payable by such Grantor to the Lender on demand and shall constitute Obligations secured by the Collateral. Performance of such Grantor's obligations as permitted under this Section 9.5 shall in no way constitute a violation of the automatic stay provided by section 362 of the Bankruptcy Code and each Grantor hereby waives applicability thereof.

            Section 9.6 Limitation on Lender's Duty in Respect of Collateral. The Lender shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Lender shall, with respect to the Collateral in its possession or under its control, deal with such Collateral in the same manner as the Lender deals with similar property for its own account. Upon request of the Borrower, the Lender shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral of any Grantor.

            Section 9.7 Remedies, Rights Upon Lender Termination Event. Subject to Section 9.10, the expiration of the applicable Standstill Period and the giving of notice as required by the Financing Order:


      (a) If any Lender Termination Event shall occur and be continuing, the Lender may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other Loan Document, any or all of the following rights, remedies and recourses, either successively or concurrently:

            (i) all rights and remedies of a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Lender's offices or elsewhere at such prices at it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases to the extent permitted by applicable law. Each Grantor further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at such Grantor's premises or elsewhere. The Lender shall apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale (net of all expenses incurred by the Lender in connection therewith, including, without limitation, attorney's fees and expenses), to the Obligations in any order deemed appropriate by the Lender, such Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, the UCC, need the Lender account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Lender. Each Grantor agrees that the Lender need not give more than ten (10) days' notice to the Borrower (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to the Borrower at its address set forth in Section 10.2) of the time and place of any public sale of Collateral or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Lender and its agents shall have the right to enter upon any real property owned or leased by any Grantor to exercise any of its rights or remedies under this Agreement. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was adjourned. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay its Obligations and all other amounts to which the Lender is entitled, the Grantors also being liable for the fees and expenses of any attorneys employed by the Lender to collect such deficiency.

            (ii) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon the Real Property and take possession of the Collateral, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law, unless such notice and process is waivable, in which case Grantor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Lender's judgment to preserve the value, marketability or rentability of the Collateral.

            (iii) Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Collateral, as a matter of strict right and without notice to Grantors and without regard to the adequacy of the Collateral for the repayment of the Obligations or the solvency of Borrower or any person or persons liable for the payment of the Obligations, and Grantors hereby irrevocably consent to such appointment, waive any and all notices of and defenses to such appointment and agree not to oppose any application therefor by Lender, but nothing herein is to be construed to deprive Lender of any other right, remedy or privilege Lender may now have under the law to have a receiver appointed. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Collateral upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 9.9 below.

            (iv) Immediately commence an action to foreclose the real property liens granted hereunder in the manner provided for foreclosure of leasehold deeds of trust.

            (v) Proceed by suit or suits, at law or in equity to enforce the payment of the Obligations, to foreclose the liens and security interests granted hereunder as against all or any part of the Collateral, and to have all or any part of the Collateral sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other non-judicial remedies available to Lender with respect to the Loan Documents. Proceeding with such judicial remedies or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of Lender.

      (b) Each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

      (c) Pledged Collateral.

               (i) During the continuance of a Lender Termination Event, if the Lender shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Collateral and make application thereof to the Obligations in the order set forth herein, and (ii) the Lender or its nominee may exercise (A) all voting, consent, corporate and other rights pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Collateral, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

               (ii) In order to permit the Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Lender all such proxies, dividend payment orders and other instruments as the Lender may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Lender an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of a Lender Termination Event and which proxy shall only terminate upon the payment in full of the Obligations.

               (iii) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Lender in writing that
      (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Collateral directly to the Lender.

               Section 9.8 The Lender's Appointment as Attorney-in-Fact. Subject to Section 9.10, the expiration of the applicable Standstill Period and the giving of notice as required by the Financing Order:


      (a) Each Grantor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its and its Subsidiaries true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor, or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary and desirable to accomplish the purposes of this Agreement and the transactions contemplated hereby, and, without limiting the generality of the foregoing, hereby gives the Lender the power and right, on behalf of such Grantor, without notice to or assent by such Grantor to do the following:

            (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Grantor, its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

            (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and



               (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to become due thereunder, directly to the Lender or as the Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents constituting or relating to the Collateral;
      (D) to commence and prosecute any suits, actions or proceedings at law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral of such Grantor; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and the Lender's Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

      (b) The Lender agrees that it will forbear from exercising the power of attorney or any rights granted to the Lender pursuant to this Section 9.8, except upon the occurrence or during the continuation of a Lender Termination Event. The Grantors hereby ratify, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 9.8 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

      (c) The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

      (d) Each Grantor also authorizes the Lender, at any time and from time to time upon the occurrence and during the continuation of any Lender Termination Event or as otherwise expressly permitted by this Agreement, (i) to communicate in its own name or the name of its Subsidiaries with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

            Section 9.9 Right and Authority of Receiver or Lender in the Event of Default. Upon the occurrence of an Event of Default which is not cured within any applicable grace or cure period, and entry upon the Real Property pursuant to Section 9.7(a)(ii) hereof or appointment of a receiver pursuant to Section 9.7(a)(iv) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Lender's or the receiver's sole discretion, all at Grantor's expense, Lender or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Collateral; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Collateral; (c) exclude Grantors and their agents, servants and employees wholly from the Collateral; (d) manage and operate the Collateral; (e) preserve and maintain the Collateral; (f) make repairs and alterations to any improvements on the Real Property; (g) sublease the Real Property, or employ a marketing or leasing agent or agents to do so, under such terms and conditions as Lender may in its sole discretion deem appropriate or desirable; (h) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Lender may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (i) execute and deliver, in the name of Lender as attorney-in-fact and agent of Grantors or in its own name, such documents and instruments as are necessary or appropriate to consummate authorized transactions. Any money advanced by Lender in connection with any action taken under this Section, together with interest thereon, from the date of making such advancement by Lender until actually paid by Grantor, shall be a demand obligation owing by Grantor to Lender and shall be secured by the Collateral and by every other instrument securing the Obligations.

            Section 9.10 FCC-Related Requirements of Law. The Lender acknowledges that the effectiveness of certain provisions set forth in this Agreement or in any other Loan Document (including the provisions relating to the exercise of the Lender's rights with respect to Pledged Collateral and effectiveness or the exercise of the power of attorney conferred on the Lender) may be subject to prior FCC approval and, to the extent such FCC approval is required, notwithstanding any other provision in this Agreement or any other Loan Document to the contrary, such provisions shall not be effective until such FCC approval is obtained. The Lender agrees to not exercise any of its rights or powers hereunder or under any other Loan Document unless and until such FCC approval, if required, is obtained.

                                   ARTICLE X

                                  MISCELLANEOUS

            Section 10.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower or any

      Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            Section 10.2 Notices, Etc. Any notice or other communication permitted or required to be given hereunder will be in writing, and sent by reputable courier service (with proof of delivery), by hand delivery or by facsimile (followed by delivery by courier service (with proof of delivery) or by hand delivery), addressed as follows:

                  If to the Lender:

                  ICO Investment Corp.
                  4 Orinda Way, Suite B240
                  Orinda, CA 94563
                  Attention:  Craig Jorgens
                  Fax No.  925-253-4912

                  With copies to:

                  Davis Wright Tremaine LLP
                  1300 S.W. Fifth Avenue, Suite 2300
                  Portland, OR  97201
                  Attention:  Benjamin G. Wolff
                  Fax No.  503-778-5342

                  If to the Borrower or any Guarantor:

                  Globalstar, L.P.
                  3200 Zanker Road
                  San Jose, California  95134
                  Attention: William Adler, Esq.
                  Telecopy number:  (408) 933-4950

                  With copies to:

                  Jones Day
                  222 East 41st Street
                  New York, New York  10017
                  Attention:  Paul D. Leake, Esq.
                  Telecopy number:  (212) 755-7306

                  and

                  The Committee
                  c/o Akin Gump
                  590 Madison Avenue
                  New York, New York  10022

                  Attention: Stephen B. Kuhn, Esq. and Daniel H. Golden, Esq. Telecopy number: (212) 872-1002

      All such notices and communications shall, when mailed, telecopied, or delivered, be effective when deposited in the mails, or delivered by hand to the addressee or its agent, respectively, except that notices and communications to the Lender pursuant to Article II or VIII shall not be effective until received by the Lender.

            Section 10.3 No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            Section 10.4 Costs; Expenses; Indemnities. (a) Upon termination of this Agreement by Lender as a result of a Lender Termination Event not caused by Lender, the Borrower shall pay, subject to all applicable Standstill Periods, all reasonable, documented out-of-pocket expenses (including fees and disbursements of counsel) of the Lender in connection with the preparation and administration of this Agreement or amendment hereof.

      (b) The Borrower and each Guarantor agree to jointly and severally indemnify the Lender and its directors, officers, agents, affiliates and employees (each "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages and expenses of any kind, including the reasonable fees and disbursements of counsel, which are incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided, however, that nothing in this Section 10.4(b) shall obligate the Borrower or any Guarantor to indemnify the Lender for any liabilities, losses, damages or expenses resulting from the gross negligence or willful misconduct of the Lender.

            Section 10.5 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default and following the expiration of the applicable Standstill Period and the giving of notice as required by the Financing Order, the Lender, after prompt notice thereof to the Borrower, is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower or any Guarantor against any and all of the Obligations now or hereafter existing whether or not the Lender shall have made any demand under this Agreement or any Note or other Loan Document and although such Obligations may be unmatured.

            Section 10.6 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and each Guarantor and the Lender and entry of the Financing Order, and thereafter shall be binding upon and inure to the benefit of the Borrower and each Guarantor and the Lender and their respective successors and assigns, subject to Section 10.14.

            Section 10.7 Governing Law. This Agreement and the Notes and the rights and obligations of the parties hereto and thereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

            Section 10.8 Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            Section 10.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            Section 10.10 Entire Agreement. This Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

            Section 10.11 Confidentiality. The Lender agrees to keep information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (i) to the Lender's employees, representatives and agents who are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and who are advised of the confidential nature of such information, (ii) to the extent such information presently is or hereafter becomes available to such Lender on a non-confidential basis from a source other than the Borrower, (iii) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank regulators or auditors or (iv) to assignees or participants or potential assignees or participants who agree to be bound by the provisions of this sentence.

            Section 10.12 Jurisdiction. Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the Bankruptcy Court, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the Bankruptcy Court. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

            Section 10.13 Waiver of Jury Trial. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Agreement or any other Loan Document.

            Section 10.14 Non-Assignment. Neither the Lender nor the Borrower or any Guarantor may assign this Agreement without the prior written consent of the other parties hereto; provided that the Lender may assign this Agreement to ICO or an entity wholly owned by the Lender upon five (5) Business Days' prior notice to the Borrower.

            Section 10.15 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

            Section 10.16 Lender Status. Lender acknowledges, represents and covenants that (i) it is and shall at all times remain a special purpose vehicle under the laws of the State of Delaware, (ii) it is and shall remain a wholly owned subsidiary of ICO Global Communications (Holdings) Limited, (iii) it has and shall at no time engage in any business or activity other than the making of Term Loans under this Agreement and any actions reasonably incidental thereto, and (iv) it shall at no time incur any debt or other obligations except as contemplated herein.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        Borrower:

                                        GLOBALSTAR, L.P.,
                                        a Debtor and Debtor in Possession

                                        By:  /s/ Anthony J. Navarra
                                             Name:  Anthony J.  Navarra
                                             Title:   President

                                        Guarantors:

                                        GLOBALSTAR CAPITAL CORPORATION,
                                        a Debtor and Debtor in Possession

                                        By:   /s/ Daniel P. McEntee
                                              Name: Daniel P. McEntee
                                              Title: Treasurer

                                        GLOBALSTAR SERVICES COMPANY, INC.,
                                        a Debtor and Debtor in Possession

                                        By:   /s/ Daniel P. McEntee
                                              Name: Daniel P. McEntee
                                              Title: Treasurer

                                        GLOBALSTAR, L.L.C.,
                                        a Debtor and Debtor in Possession

                                        By:   /s/ Daniel P. McEntee
                                              Name: Daniel P. McEntee
                                              Title: Treasurer

                                        Lender:


                                        ICO INVESTMENT CORP.


                                        By:    /s/ Brent M. Abrahamsen
                                               Name: Brent M. Abrahamsen
                                               Title: President

                                   SCHEDULE 1
                                  FCC LICENSES

            HELD BY GLOBALSTAR, L.P. ("GLOBALSTAR") AND SUBSIDIARIES
              (LICENSES HELD BY GLOBALSTAR UNLESS OTHERWISE NOTED)

-----------------------------------------------------------------------------------------------------------------------------------
      LICENSEE      CALL SIGN            FILE NO.        FEE CODE    FEE           FORM          ELECTRONIC           TYPE
-----------------------------------------------------------------------------------------------------------------------------------
L/Q Licensee, Inc.    S2115      19-DSS-P-91(48)            CZW             312 plus Schedule A      Yes      1.6/2.4 GHz NGSO
                                 CSS-91-014                                                                   license
-----------------------------------------------------------------------------------------------------------------------------------
Globalstar, L.P.      S2320*     SAT-LOA-19970926-00156     CZW             312 plus Schedule A      YES      2 GHz NGSO license
-----------------------------------------------------------------------------------------------------------------------------------
GLP                   S2320*     SAT-MOD-20020717-00119     CAW             312 plus Schedule A      YES      Pending milestone mod
                                                                                                              app.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                   S2320*     SAT-MOD-20020722-00110     CAW             312 plus Schedule A      YES      Pending technical mod
                                                                                                              app.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                   S2321*     SAT-LOA-19970926-00151     BFY             312 plus Schedule A      YES      2 GHz GSO license
                                                                                                              (99WL)
-----------------------------------------------------------------------------------------------------------------------------------
GLP                   S2321*     SAT-MOD-20020722-00109     CWY             312 plus Schedule A      YES      Pending technical mod
                                                                                                              app.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                   S2322*     SAT-LOA-19970926-00152     BFY             312 plus Schedule A      YES      2 GHz GSO license
                                                                                                              (10EL)
-----------------------------------------------------------------------------------------------------------------------------------
GLP                   S2322*     SAT-MOD-20020717-00116     CWY             312 plus Schedule A      YES      Pending milestone mod
                                                                                                              app.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                   S2322*     SAT-MOD-20020722-00108     CWY             312 plus Schedule A      YES      Pending technical mod
                                                                                                              app.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                   S2323*     SAT-LOA-19970926-00153     BFY             312 plus Schedule A      YES      2 GHz GSO license
                                                                                                              (100EL)
-----------------------------------------------------------------------------------------------------------------------------------
GLP                   S2323*     SAT-MOD-20020717-00117     CWY             312 plus Schedule A      YES      Pending milestone mod
                                                                                                              app.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      LICENSEE      CALL SIGN            FILE NO.        FEE CODE    FEE           FORM          ELECTRONIC           TYPE
-----------------------------------------------------------------------------------------------------------------------------------
GLP                 S2323*       SAT-MOD-20020722-00107     CWY             312 plus Schedule A      YES      Pending technical mod
                                                                                                              app.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                 S2324*       SAT-LOA-19970926-00154     BFY             312 plus Schedule A      YES      2 GHz GSO license
                                                                                                              (170WL)
-----------------------------------------------------------------------------------------------------------------------------------
GLP                 S2324*       SAT-MOD-20020717-00118     CWY             312 plus Schedule A      YES      Pending milestone mod
                                                                                                              app.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                 S2324*       SAT-MOD-20020722-00112     CWY             312 plus Schedule A      YES      Pending technical mod
                                                                                                              app.
-----------------------------------------------------------------------------------------------------------------------------------
Globalstar USA      E970381      1367-DSE-P/L-97            CZB             312 plus Schedule A      YES      MET license
LLC
-----------------------------------------------------------------------------------------------------------------------------------
GUSA                E970381      SES-MOD-20021010-01758     CGB             312 plus Schedule A      YES      Granted 5/13/03
-----------------------------------------------------------------------------------------------------------------------------------
GUSA                E970199      SES-LIC-19970310-00343     CNX             312 plus Schedule A      YES      Clifton license
-----------------------------------------------------------------------------------------------------------------------------------
GUSA                E000342      SES-LIC-20000706-01091     CFX             312 plus Schedule A      YES      Clifton license
-----------------------------------------------------------------------------------------------------------------------------------
GUSA                E000343      SES-LIC-20000706-01092     CFX             312 plus Schedule A      YES      Clifton license
-----------------------------------------------------------------------------------------------------------------------------------
GUSA                E000344      SES-LIC-20000706-01093     CFX             312 plus Schedule A      YES      Clifton license
-----------------------------------------------------------------------------------------------------------------------------------
GUSA                E000345      SES-LIC-20000706-01094     CFX             312 plus Schedule A      YES      Clifton license
-----------------------------------------------------------------------------------------------------------------------------------
Globalstar          E990335      SES-LIC-19990809-01349     CNX             312 plus Schedule A      YES      Cabo Rojo license
Caribbean Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
GCL                 E990336      SES-LIC-19990809-01350     CFX             312 plus Schedule A      YES      Cabo Rojo license
-----------------------------------------------------------------------------------------------------------------------------------
GCL                 E990337      SES-LIC-19990809-01351     CFX             312 plus Schedule A      YES      Cabo Rojo license
-----------------------------------------------------------------------------------------------------------------------------------
GUSA                             ITC-214-19990728-00484     CUT             Letter                    NO      214 Cert.
-----------------------------------------------------------------------------------------------------------------------------------
GUSA                             ITC-214-19991229-00795     CUT             Letter                    NO      214 Cert.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      LICENSEE      CALL SIGN            FILE NO.        FEE CODE    FEE           FORM          ELECTRONIC           TYPE
-----------------------------------------------------------------------------------------------------------------------------------
GUSA                             ITC-214-20000615-00356     CUT             Letter                   NO       214 Cert.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                  E010073     SES-LIC-20010302-00475     CGB             312 plus Schedule A      YES      Clifton IOT pending
                                                                                                              app.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                   S2295      SAT-LOA-19970926-00128     CAW             312 plus ?               YES      40 GHz pending app.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                  WB2XAE      0011-EX-ML-2001            EAE             Letter                   NO       Pending exp. App.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                  WC2XOF      0028-EX-PL-2001            EAE             702                      Yes      Exp. License (exp.
                                                                                                              6/1/04)
-----------------------------------------------------------------------------------------------------------------------------------
GLP                  WB2XAE      0036-EX-RR-2002            EAE             Letter                            Pending exp. App.
-----------------------------------------------------------------------------------------------------------------------------------
GLP                  WC2XXD      0161-EX-RR-2002            EAE             702                      Yes      Exp. License (exp.
                                                                                                              7/1/03)
-----------------------------------------------------------------------------------------------------------------------------------
GLP                  WC2XWY      0037-EX-ML-2002            EAE             Letter                            Exp. License (exp.
                                                                                                              7/1/03)
-----------------------------------------------------------------------------------------------------------------------------------
GLP                  WC2XWY      0002-EX-RR-2003            EAE             Letter                            Exp. License (exp.
                                                                                                              7/1/03)
-----------------------------------------------------------------------------------------------------------------------------------
GLP                              0013-EX-PL-2003            EAE             Letter                            Pending exp. App.
-----------------------------------------------------------------------------------------------------------------------------------

* Indicates 2 GHz license cancelled on January 30, 2003, application for review pending.

                                  SCHEDULE 4.1
                    CORPORATE EXISTENCE; COMPLIANCE WITH LAW

         1. Following its acquisition of Globalstar Caribbean Ltd. ("GCL"), a non-debtor Subsidiary, the Borrower discovered that GCL was not in full compliance with Puerto Rican tax filing requirements. The Borrower has corrected the non-compliance. GCL has not been notified by Puerto Rican authorities of any potential liability.

         2. Following its acquisition of Globalstar USA, LLC ("GUSA"), a non-debtor Subsidiary, the Borrower discovered that GUSA was not in full compliance with certain state business registration and tax filing requirements. The Borrower is in the process of correcting the non-compliance. GUSA has not been notified by any state authority of any potential liability.

                                  SCHEDULE 4.2
             CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATION

1. The consummation of the transactions contemplated by this Agreement will require notification to, but not prior approval by, the regulatory authorities in those countries in which the Borrower, or a Subsidiary of the Borrower, holds a radiospectrum license. Those countries are France and Canada, in addition to the United States.

2. Ignoring any requirements or relief provided by the Bankruptcy Code or the Federal Rules of Bankruptcy Procedure and the Local Rules of the Bankruptcy Court, certain consents and/or waivers of the partners of the Borrower may be required under the Borrower's Amended and Restated Agreement of Limited Partnership, as amended (the "Partnership Agreement"), to enter into and consummate the transactions contemplated by this Agreement and the Investment Agreement, including, without limitation, consents or waivers relating to preemptive rights of the Partners (as defined in the Partnership Agreement), incurrence of indebtedness in excess of 110% of the maximum amount of debt obligations contemplated over the life of the then current Baseline Business Plan (as defined in the Partnership Agreement), certain settlements with Partners, dissolution of the Borrower, and elimination of the Ordinary Partnership Interests (as defined in the Partnership Agreement) and the Preferred Partnership Interests (as defined in the Partnership Agreement).

3. The execution, delivery and performance by the Borrower and each Guarantor of the Loan Documents to which it is a party and the consummation of the transactions related to the financing contemplated in this Agreement is subject to the Financing Order having been entered by the Bankruptcy Court.

                                  SCHEDULE 4.3
                            OWNERSHIP OF SUBSIDIARIES

         1. A list of the exact legal name, jurisdiction of incorporation or formation, taxpayer identification number, the number of shares authorized (in the case of capital stock) and the number and/or percentage of such outstanding shares of each such class or partnership or limited liability company interests owned (directly or indirectly) by the Borrower, any other Grantor or any other owner is attached hereto as Attachment 1, which attachment is incorporated herein by reference.

         2. In addition to the Subsidiaries listed in Attachment 1 hereto, the Borrower directly holds a 49 percent equity interest in Globaltel Joint Stock Company ("Globaltel"), the Borrower's Russian service provider. In the Globaltel Assignment Agreement, dated as of August 1, 1997, the Borrower acknowledged that the Borrower had formed Globaltel under the direction of and as agent of Loral Space & Communications Ltd. ("Loral"); that Loral had full responsibility to fund all equity requirements pertaining to the Borrower's 49 percent equity interest; and that Loral is the beneficial owner of the shares. Under this agreement and under the Settlement Agreement and Release, dated as of April 8, 2003, among the Debtors, their Subsidiaries, the Official Committee of Creditors and Loral and its subsidiaries (the "Loral Settlement"), the Borrower is obligated upon the request by Loral to take any steps that may be necessary to perfect Loral's title to the shares and to substitute Loral for the Borrower as the 49 percent partner in Globaltel.

         3. The Borrower's indirect Subsidiary, ATSS Canada, Inc., is a party to the Shareholders' Agreement of Globalstar Canada Satellite Co. ("GCSC"). ATSS Canada, Inc. owns 50.1 percent of the shares of GCSC, and a subsidiary of Loral Space & Communications Ltd. owns the remaining 49.9 percent. Under the terms of the Loral Settlement, Loral will transfer its 49.9 percent interest to GLP on the closing date of the Loral Settlement.

         4. If the matter described in numbered paragraph 10 under "Section 2.6 - No Changes" of the Partnership Disclosure Letter is not resolved in a manner favorable to the Borrower and its Subsidiaries, the assets of the Borrower and its Subsidiaries, including, without limitation, equity interests held by the Borrower and its Subsidiaries, may be subject to liens that may be imposed by the Pension Benefit Guaranty Corporation (the "PBGC"). See numbered paragraph 10 in "Section 2.6 - No Changes" of the Partnership Disclosure Letter.

                          ATTACHMENT 1 TO SCHEDULE 4.3
                            SUBSIDIARIES OF BORROWER

DEBTOR SUBSIDIARIES:

                                       LEGAL NAME:     GLOBALSTAR, L.L.C.
    Jurisdiction of incorporation or organization:     Delaware
                US Taxpayer Identification Number:     22-3758443
                                Authorized Shares:     Not Applicable
                               Outstanding Shares:     Not Applicable
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar, L.P.

                                       LEGAL NAME:     GLOBALSTAR CAPITAL
                                                        CORPORATION
    Jurisdiction of incorporation or organization:     Delaware
                US Taxpayer Identification Number:     13-3876323
                                Authorized Shares:     1,000
                               Outstanding Shares:     100
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar, L.P.

                                       LEGAL NAME:     GLOBALSTAR SERVICES
                                                        COMPANY, INC.
    Jurisdiction of incorporation or organization:     Delaware
                US Taxpayer Identification Number:     33-0755211
                                Authorized Shares:     1,000
                               Outstanding Shares:     100
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar, L.P.

NON - DEBTOR SUBSIDIARIES:

                                       LEGAL NAME:     GLOBALSTAR CORPORATION
    Jurisdiction of incorporation or organization:     Delaware
                US Taxpayer Identification Number:     13-3958611
                                Authorized Shares:     1,000
                               Outstanding Shares:     100
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar, L.P.

                                       LEGAL NAME:     STONESTREET HOLDINGS N.V.
    Jurisdiction of incorporation or organization:     Netherlands Antilles
                US Taxpayer Identification Number:     Not Applicable
                                Authorized Shares:     6,000
                               Outstanding Shares:     6,000
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar, L.P.
                                            Other:     Inactive

                                       LEGAL NAME:     GLOBALSTAR (MAURITIUS)
    Jurisdiction of incorporation or organization:     Mauritius
                US Taxpayer Identification Number:     Not Applicable
                                Authorized Shares:     1,000,000
                               Outstanding Shares:     1,000,000
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar, L.P.

                                       LEGAL NAME:     GLOBALSTAR HOLDINGS LTD.
    Jurisdiction of incorporation or organization:     Cyprus
                US Taxpayer Identification Number:     Not Applicable
                                Authorized Shares:     10,000
                               Outstanding Shares:     1,000
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar, L.P.
                                            Other:     Inactive

                                       LEGAL NAME:     MOBILE SATELLITE
                                                        SERVICES, B.V.
    Jurisdiction of incorporation or organization:     The Netherlands
                US Taxpayer Identification Number:     Not Applicable
                                Authorized Shares:     100
                               Outstanding Shares:     100
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar Corporation

                                       LEGAL NAME:     GLOBALSTAR EUROPE
                                                        SATELLITE SERVICES, LTD.
    Jurisdiction of incorporation or organization:     Ireland
                US Taxpayer Identification Number:     Not Applicable
                                Authorized Shares:     10,000
                               Outstanding Shares:     7,500
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Mobile Satellite
                                                        Services, B.V.

                                       LEGAL NAME:     GLOBALSTAR EUROPE
                                                        S.A.R.L.
    Jurisdiction of incorporation or organization:     France
                US Taxpayer Identification Number:     Not Applicable
                                Authorized Shares:     Not Applicable
                               Outstanding Shares:     Not Applicable
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Mobile Satellite
                                                        Services, B.V.

                                       LEGAL NAME:     GLOBALSTAR CARIBBEAN LTD.
    Jurisdiction of incorporation or organization:     Cayman Islands
                US Taxpayer Identification Number:     52-2136467
                                Authorized Shares:     5,000,000
                               Outstanding Shares:     2
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar Corporation

                                       LEGAL NAME:     GLOBALSTAR REPUBLICA
                                                        DOMINICANA, S.A.
    Jurisdiction of incorporation or organization:     Dominican Republic
                US Taxpayer Identification Number:     Not Applicable
                                Authorized Shares:     10,000
                               Outstanding Shares:     1,000
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar Caribbean Ltd.
                                            Other:     Inactive

                                       LEGAL NAME:     GLOBALSTAR USA, LLC
    Jurisdiction of incorporation or organization:     Delaware
                US Taxpayer Identification Number:     13-3958611 (same as
                                                        Globalstar Corporation)
                                Authorized Shares:     1
                               Outstanding Shares:     1
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar Corporation

                                       LEGAL NAME:     GLOBALSTAR SATELLITE
                                                        SERVICES, INC.
    Jurisdiction of incorporation or organization:     Delaware
                US Taxpayer Identification Number:     68-0340264
                                Authorized Shares:     1
                               Outstanding Shares:     1
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar Corporation

                                       LEGAL NAME:     GLOBALSTAR JAPAN K.K.
    Jurisdiction of incorporation or organization:     Japan
                US Taxpayer Identification Number:     Not Applicable
                                Authorized Shares:     600
                               Outstanding Shares:     200
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar Satellite
                                                        Services, Inc.

                                       LEGAL NAME:     ATSS CANADA, INC.
    Jurisdiction of incorporation or organization:     Delaware
                US Taxpayer Identification Number:     94-3262383
                                Authorized Shares:     1
                               Outstanding Shares:     1
% Owned directly or indirectly by Globalstar L.P.:     100%
                                 Direct Ownership:     Globalstar Satellite
                                                        Services, Inc.

                                       LEGAL NAME:     ATSS/LORAL NETHERLANDS
                                                        B.V.
    Jurisdiction of incorporation or organization:     Netherlands
                US Taxpayer Identification Number:     Not Applicable
                                Authorized Shares:     200,000
                               Outstanding Shares:     4,000
% Owned directly or indirectly by Globalstar L.P.:     50.1%
                     Ownership of Remaining 49.9%:     Affiliates of Loral
                                                        Space & Communications
                                                         Ltd.
                                 Direct Ownership:     Globalstar Satellite
                                                        Services, Inc.

                                       LEGAL NAME:     GLOBALSTAR CANADA
                                                        SATELLITE CO.
    Jurisdiction of incorporation or organization:     Canada
                US Taxpayer Identification Number:     91-1895730
                                Authorized Shares:     100,000,000
                               Outstanding Shares:     2,000
% Owned directly or indirectly by Globalstar L.P.:     50.1%
                     Ownership of Remaining 49.9%:     Affiliates of Loral
                                                        Space & Communications
                                                        Ltd.
                                 Direct Ownership:     ATSS Canada, Inc.

                                       LEGAL NAME:     GLOBALSTAR CANADA
                                                        HOLDING CO.
    Jurisdiction of incorporation or organization:     Canada
                US Taxpayer Identification Number:     Not Applicable
                                Authorized Shares:     3,360,000
                               Outstanding Shares:     3,360,000
% Owned directly or indirectly by Globalstar L.P.:     50.1%
                     Ownership of Remaining 49.9%:     Affiliates of Loral
                                                        Space & Communications
                                                        Ltd.
                                 Direct Ownership:     Globalstar Canada
                                                        Satellite Co.

                                       LEGAL NAME:     GLOBALSTAR CANADA CO.
    Jurisdiction of incorporation or organization:     Canada
                US Taxpayer Identification Number:     Not Applicable

                                Authorized Shares:     1,500 Common Shares
                                                       4,200,000 Preferred
                                                        Shares

                               Outstanding Shares:     1,500 Common Shares
                                                       1,500 Preferred Shares

% Owned directly or indirectly by Globalstar L.P.:     50.1% Common Shares
                                                       50.1% Preferred Shares
                     Ownership of Remaining 49.9%:     Affiliates of Loral
                                                        Space & Communications
                                                        Ltd.
                                 Direct Ownership:     80% by Globalstar
                                                        Canada Holding Co.
                                                       20% by Globalstar
                                                        Canada Satellite Co.

                                  SCHEDULE 4.6
                              INTELLECTUAL PROPERTY

         1. By letters dated December 20, 2001, and November 29, 2001, QUALCOMM purported to terminate the Borrower's Production Gateway Purchase Agreement ("PGPA") and Development Contract, respectively. The PGPA was assigned to Globalstar Services Company, Inc., a Subsidiary of the Borrower in 1998. The Borrower took the position that QUALCOMM could not lawfully and unilaterally terminate those agreements. Both agreements contain provisions granting the Borrower certain intellectual property rights associated with the Globalstar Gateways and user terminals. QUALCOMM has made no effort thus far to restrict the Borrower's access to QUALCOMM's intellectual property, and the Borrower believes that it will reach mutually agreeable terms with QUALCOMM with respect to such intellectual property rights.

         2. The Borrower's right to use space segment intellectual property owned by Space Systems/Loral derives from the terms of the Satellite Contract, Contract No. GS-C-94-0008, dated February 16, 1994. Under the Loral Settlement, the Borrower has agreed to reject the Satellite Contract in accordance with applicable provisions of the Bankruptcy Code. Further, Loral has agreed to cooperate with the Borrower in turning over technical information about the space segment and transferring Globalstar-related patents to the Borrower. In return the Borrower has agreed to grant Space Systems/Loral ("SS/L") a royalty-free license to use Globalstar-related intellectual property. On April 25, 2003, the Borrower and SS/L signed two (2) agreements to effectuate these commitments.

         3. The Borrower has recently acquired service provider companies use a billing system that is dependent on Oracle database software. The Borrower has a site license for all Oracle database systems. The Borrower is currently investigating whether its Oracle site license can be utilized for these billing systems. If the billing systems are not covered, then additional licenses would have to be purchased.

         4. If the matter described in numbered paragraph 10 under "Section 2.6 - No Changes" of the Partnership Disclosure Letter is not resolved in a manner favorable to the Borrower and its Subsidiaries, the assets of the Borrower and its Subsidiaries, including, without limitation, the Intellectual Property of the Borrower and its Subsidiaries, may be subject to liens that may be imposed by the PBGC. See numbered paragraph 10 in "Section 2.6 - No Changes" of the Partnership Disclosure Letter.

         5.       See Attachment for Schedule 4.6 - Intellectual Property.

                                                      ATTACHMENT TO SCHEDULE 4.6

GLOBALSTAR L.P.  PATENT PORTFOLIO                                        Page 1
          AS OF 04/02/03

                                                           FILING                      ISSUE
    OWNER           DOCKET NO.           COUNTRY            DATE       PATENT NO.       DATE         STATUS        EXPIRES
    -----           ----------           -------            ----       ----------       ----         ------        -------

GLOBALSTAR L.P.
WIRELESS TELEPHONE/SATELLITE ROAMING SYSTEM

Inventors: WIEDEMAN RA
                      91-08        USA                    03/29/91      5,303,286     04/12/94     Granted        04/12/11
                                   Canada                 03/16/92      2,063,224     10/12/99     Granted        03/16/12
                                   EPO                    03/11/92        0506295     11/20/96     Granted        03/11/12
                                   Japan                  03/30/92        2558573     09/05/96     Granted        03/30/12
                                   France                 03/11/92        0506255     11/20/96     Granted        03/11/12
                                   Fed. Rep.              03/11/92     69215257.1     11/20/96     Granted        03/11/12
                                   Italy                  03/11/92        0506255     11/20/96     Granted        03/11/12
                                   United Kin             03/11/92        0506255     11/20/96     Granted        03/11/12
GLOBALSTAR L.P.
WIRELESS TELEPHONE/SATELLITE ROAMING SYSTEM

Inventors: WIEDEMAN RA
                      91-08B       USA                    09/15/95      5,715,297     02/03/98     Granted        04/12/11
GLOBALSTAR L.P.
WIRELESS TELEPHONE/SATELLITE ROAMING METHOD

Inventors: WIEDEMAN RA
                      91-08C       USA                    09/22/97      5,903,837     05/11/99     Granted        04/12/11
GLOBALSTAR L.P.
SATELLITE/WIRELESS TELEPHONE ROAMING SYSTEM

Inventors: WIEDEMAN RA MONTE PA
                      91-25        Australia              10/07/92         657,365    08/15/95     Granted        10/07/12
                                   Brazil                 10/13/92                                 Pending
                                   Argentina              10/09/92          254358    07/04/00     Granted        07/04/15
                                   Canada                 09/23/92                                 Pending
                                   EPO                    09/26/92         0536921    01/27/99     Granted        09/24/12
                                   Indonesia              10/10/92         0003051    08/28/98     Granted        10/10/06
                                   Japan                  10/12/92         2849009    11/06/98     Granted        10/12/12
                                   Korea (Sou             10/10/92          149678    06/09/98     Granted        10/10/12
                                   Mexico                 10/09/92          182582    09/09/96     Granted        10/09/12
                                   Fed. Rep.              09/24/92      69228283.1    01/27/99     Granted        09/24/12
                                   France                 09/24/92         0536921    01/27/99     Granted        09/24/12
                                   United Kin             09/24/92         0536921    01/27/99     Granted        09/24/12
                                   Italy                  09/24/92         0536921    01/27/99     Granted        09/24/12
GLOBALSTAR L.P.
WORLDWIDE TELECOMMUNICATIONS SYSTEM USING SATELLITES

Inventors: WIEDEMAN RA MONTE PA
                      91-25A       Brazil                 01/04/94                                 Pending
                                   Canada                 09/08/93      2,105,738     03/23/99     Granted        09/08/13
GLOBALSTAR L.P.
SATELLITE AND TERRESTRIAL TELEPHONE

Inventors: WIEDEMAN RA
                      91-25B       USA                    07/21/94      5,586,165     12/17/96     Granted        04/12/11
                                   Australia              01/16/95        671,560     01/14/97     Granted        10/07/12
                                   Japan                  10/12/92        2895460     03/05/99     Granted        10/12/12
                                   Canada                 09/08/93      2,255,395     05/29/01     Granted        09/08/13
GLOBALSTAR L.P.
WORLDWIDE SATELLITE TELEPHONE SYSTEM AND A NETWORK COORDINATING GATEWAY FOR ALLOCATING SATELLITE AND TERRESTRIAL...

Inventors: WIEDEMAN RA MONTE PA
                      91-25C       USA                    07/21/94      5,526,404     06/11/96     Granted        06/11/13
                                   Australia              01/16/95        671,398     01/14/97     Granted        10/07/12
GLOBALSTAR L.P.
SATELLITE TELECOMMUNICATIONS SYSTEM USING NETWORK COORDINATING GATEWAYS OPERATIVE WITH A TERRESTRIAL......

Inventors: WIEDEMAN RA MONTE PA
                      91-25D       USA                    03/20/95      5,448,623     09/05/95      Granted        09/05/12
GLOBALSTAR L.P.
SATELLITE COMMUNICATION SYSTEM THAT IS COUPLED TO A TERRESTRIAL COMMUNICATION NETWORK AND METHOD

Inventors: WIEDEMAN RA MONTE PA
                      91-25E       USA                    06/02/95      5,594,780     01/14/97     Granted        09/05/12
GLOBALSTAR L.P.
WORLDWIDE TELECOMMUNICATIONS SYSTEM USING SATELLITES

Inventors: WIEDEMAN RA MONTE PA
                      91-25F       USA                    07/24/96      5,655,005     08/05/97     Granted        09/05/12
GLOBALSTAR L.P.

SATELLITE COMMUNICATIONS SYSTEM HAVING DISTRIBUTED USER ASSIGNMENT AND RESOURCE ASSIGNMENT W/TERRESTRIAL GATEWAYS
Inventors: WIEDEMAN RA MONTE PA
                      91-25G       USA                    03/18/97      6,067,442              05/23/00 Granted   09/05/12
GLOBALSTAR L.P.
WORLDWIDE TELECOMMUNICATIONS SYSTEM USING SATELLITES

Inventors: WIEDEMAN RA MONTE PA
                      91-25H       USA                    08/04/97      5,915,217     06/22/99     Granted        09/05/12

GLOBALSTAR L.P.
REPEATER DIVERSITY SPREAD SPECTRUM COMMUNICATION SYSTEM

Inventors: AMES SA
                      92-14        USA                    05/11/92      5,233,626     08/03/93     Granted        08/03/10
GLOBALSTAR L.P.
ACTIVE TRANSMIT PHASED ARRAY ANTENNA

Inventors: HIRSHFIELD E MATTHEWS EW LUH HH
                      92-48        USA                    11/30/92       5,283,587    02/01/94     Granted        02/01/11
                                   China                  11/30/93      93121640.0    03/26/98     Granted        11/30/13
                                   EPO                    11/30/93         0600715    01/27/99     Granted        11/30/13
                                   Kazakhstan             12/13/93            6741    11/16/98     Granted        12/13/13
                                   Israel                 11/28/93          107783    07/01/96     Granted        11/28/13
                                   Korea (Sou             11/29/93          304128    07/18/01     Granted        11/29/13
                                   Thailand               11/26/93            8180    07/07/98     Granted        11/25/13
                                   Russian Fe             01/04/94         2101809    01/10/98     Granted        01/04/14
                                   Ukraine                01/13/94           34434    03/15/01     Granted        01/13/14
                                   Belarus                05/06/94            4397    11/22/01     Granted        05/06/14
                                   Fed. Rep.              11/30/93      69323281.1    01/27/99     Granted        11/30/13
                                   France                 11/30/93         0600715    01/27/99     Granted        11/30/13
                                   United Kin             11/30/93         0600715    01/27/99     Granted        11/30/13
                                   Italy                  11/30/93         0600715    01/27/99     Granted        11/30/13
GLOBALSTAR L.P.
MOBILE COMMUNICATION TERMINAL HAVING EXTENDABLE ANTENNA

Inventors: TSAO CA
                      93-16        Argentina              01/21/94         249653     05/21/96     Granted        05/21/11
                                   Brazil                 02/28/94      9400753-5     06/13/00     Granted        06/13/14
                                   EPO                    05/23/94        0644607     07/07/99     Granted        05/23/14
                                   Israel                 01/17/94         108358     06/19/97     Granted        01/17/14
                                   Japan                  04/12/94                                 Pending
                                   Korea (Sou             01/25/94         292704     03/26/01     Granted        01/25/14
                                   Mexico                 02/11/94         190056     10/14/98     Granted        02/11/14
                                   Fed. Rep.              05/23/94     69419372.0     07/07/99     Granted        05/23/14
                                   France                 05/23/94        0644607     07/07/99     Granted        05/23/14
                                   United Kin             05/23/94        0644607     07/07/99     Granted        05/23/14
                                   Italy                  05/23/94        0644607     07/07/99     Granted        05/23/14
GLOBALSTAR L.P.
MOBILE COMMUNICATION TERMINAL HAVING EXTENDABLE ATENNA

Inventors: TSAO CA
                      93-16A       USA                    03/29/95      5,513,383     04/30/96     Granted        09/14/13
GLOBALSTAR L.P.
ACTIVE TRANSMIT PHASED ARRAY ANTENNA WITH AMPLITUDE TAPER
Inventors: HIRSHFIELD E
                       94-05       EPO                    01/25/95        0665607     04/26/00     Granted        01/25/15
                                   Russian Federation     09/26/94        2134924     08/20/99     Granted        09/26/14
                                   France                 01/25/95        0665607     04/26/00     Granted        01/25/15
                                   Fed. Rep               01/25/95        0665607     04/26/00     Granted        01/25/15
                                   United Kingdom         01/25/95        0665607     04/26/00     Granted        01/25/15
                                   Italy                  01/25/95        0665607     04/26/00     Granted        01/25/15
GLOBALSTAR L.P.
ACTIVE TRANSMIT PHASED ARRAY ANTENNA WITH AMPLITUDE TAPER
Inventors: HIRSHFIELD E
                      94-05A       USA                    05/09/95      5,504,493     04/02/96     Granted        04/02/13
GLOBALSTAR L.P.
MULTIPATH COMMUNICATION SYSTEM OPTIMIZER
Inventors: WIEDEMAN RA MONTE PA
                       94-16       USA                    05/09/94      5,859,874     01/12/99     Granted        01/12/16
                                   Australia              12/15/94         681720     01/08/98     Granted        12/15/14
                                   Canada                 12/22/94                                 Pending
                                   EPO                    02/10/95                                 Pending
GLOBALSTAR L.P.
MULTIPATH COMMUNICATION SYSTEM OPTIMIZER
Inventors: WIEDEMAN RA MONTE PA
                      94-16A       USA                    07/30/97      5,796,760     08/18/98     Granted        08/18/15
GLOBALSTAR L.P.
ANTENNA FOR MULTIPATH SATELLITE COMMUNICATION LINKS
Inventors: DIETRICH FJ MONTE PA
                       94/26       USA                    08/23/94      5,552,798     09/03/96     Granted        09/03/13
                                   Algeria                08/19/95         950102     04/11/96     Granted        08/19/15
                                   Philippine             06/16/95          30609     07/31/97     Granted        07/31/14
                                   Pakistan               08/31/95         134790     08/31/97     Granted        08/31/11
                                   Taiwan                 08/21/95         088746     12/09/97     Granted        08/20/15
                                   Singapore              08/01/95     P-NO.32435     06/14/97     Granted        08/01/15
                                   South Africa           08/22/95        95/7009     05/29/96     Granted        08/22/15
GLOBALSTAR L.P.
ANTENNA FEED AND BEAMFORMING NETWORK

Inventors: METZEN PL BRUNO RD LEMASSENA RW
                      94-28        USA                    09/15/94       5,539,415    07/23/96     Granted        09/15/14
                                   Canada                 03/24/95                                 Allowed
                                   EPO                    02/06/95         0702424    06/13/01     Granted        02/06/15
                                   Japan                  05/08/95                                 Pending
                                   Fed. Rep.              02/06/95      69521252.4    06/13/01     Granted        02/06/15
                                   France                 02/06/95         0702424    06/13/01     Granted        02/06/15
                                   United Kin             02/06/95         0702424    06/13/01     Granted        02/06/15
                                   Italy                  02/06/95         0702424    06/13/01     Granted        02/06/15
GLOBALSTAR L.P.
SATELLITE COMMUNICATION POWER MANAGEMENT SYSTEM

Inventors: HIRSHFIELD E WIEDEMAN RA CANTER S
                      94-31        USA                    11/08/94       5,787,336    07/28/98     Granted        07/28/15
                                   EPO                    11/08/95         0712214    07/18/01     Granted        11/08/15
                                   Japan                  11/01/95                                 Pending
                                   Canada                 10/11/95                                 Pending
                                   China                  11/08/95      95118598.5    05/15/02     Granted        11/08/15
                                   Hong Kong              10/08/98       HK1010432    03/15/02     Granted        11/08/15
                                   Korea (Sou             11/08/95                                 Pending
                                   Taiwan                 11/02/95          085798    08/08/97     Granted        11/01/15
                                   Fed. Rep.              11/08/95      69521765.8    07/18/01     Granted        11/08/15
                                   France                 11/08/95         0712214    07/18/01     Granted        11/08/15
                                   United Kin             11/08/95         0712214    07/18/01     Granted        11/08/15
                                   Italy                  11/08/95         0712214    07/18/01     Granted        11/08/15
                                   Sweden                 11/08/95         0712214    07/18/01     Granted        11/08/15
GLOBALSTAR L.P.
SATELLITE COMMUNICATION POWER MANAGEMENT SYSTEM

Inventors: HIRSHFIELD E WIEDEMAN RA CANTER S
                      94-31A       USA                    03/03/97      5,826,170     10/20/98     Granted        07/28/15
GLOBALSTAR L.P.
STABILIZED POWER CONVERTER HAVING QUANTIZED DUTY CYCLE

Inventors: CANTER S LENK RJ
                      95-06        USA                    03/31/95      5,594,324     01/14/97     Granted        03/31/15
                                   Canada                 11/15/95                                 Pending
                                   EPO                    03/28/96        0735656     10/24/01     Granted        03/28/16
                                   Japan                  12/28/95                                 Pending
                                   China                  01/17/96        1061183     01/24/01     Granted        01/17/16
                                   Hong Kong              10/19/98      HK1010431     05/31/02     Granted        03/28/16
                                   Taiwan                 01/04/96         081706     02/20/97     Granted        01/03/16
                                   Belgium                03/28/96        0735656     10/24/01     Granted        03/28/16
                                   Fed. Rep.              03/28/96        0735656     10/24/01     Granted        03/28/16
                                   France                 03/28/96        0735656     10/24/01     Granted        03/28/16
                                   United Kin             03/28/96        0735656     10/24/01     Granted        03/28/16
                                   Italy                  03/28/96        0735656     10/24/01     Granted        03/28/16
                                   Netherland             03/28/96        0735656     10/24/01     Granted        03/28/16
                                   Sweden                 03/28/96        0735656     10/24/01     Granted        03/28/16

GLOBALSTAR L.P.
LOW EARTH ORBIT COMMUNICATION SATELLITE GATEWAY-TO-GATEWAY RELAY SYSTEM
Inventors: WIEDEMAN RA
                       95-11       USA                    06/06/95      5,634,190     05/27/97     Granted        06/06/15
GLOBALSTAR L.P.
LOW EARTH ORBIT COMMUNICATION SATELLITE GATEWAY-TO-GATEWAY RELAY SYSTEM
Inventors: WIEDEMAN RA
                      95-11A       USA                    03/03/97      5,758,261     05/26/98     Granted        06/06/15

GLOBALSTAR L.P.  PATENT PORTFOLIO                                        Page 2
          AS OF 04/02/03

                                                           FILING                      ISSUE
    OWNER           DOCKET NO.           COUNTRY            DATE       PATENT NO.       DATE         STATUS        EXPIRES
    -----           ----------           -------            ----       ----------       ----         ------        -------
GLOBALSTAR L.P.
TWO-SYSTEM PROTOCOL CONVERSION TRANSCEIVER REPEATER
Inventors: WIEDEMAN RA
                       95-12       USA                    06/06/95      5,640,386     06/17/97     Granted        06/06/15
GLOBALSTAR L.P.
CLOSED LOOP POWER CONTROL FOR LOW EARTH ORBIT SATELLITE
COMMUNICATIONS SYSTEM
Inventors: WIEDEMAN RA SITES MJ
                       95-13       USA                    06/06/95      5,619,525     04/08/97     Granted        06/06/15
                                   Japan                  06/05/96                                 Pending
GLOBALSTAR L.P.
CLOSED LOOP POWER CONTROL FOR LOW EARTH ORBIT SATELLITE
COMMUNICATIONS SYSTEM
Inventors: WIEDEMAN RA SITES MJ
                      95-13A       USA                    04/04/97      6,097,752     08/01/00     Granted        04/04/17
GLOBALSTAR L.P.
CLOSED LOOP POWER CONTROL FOR LOW EARTH ORBIT SATELLITE
COMMUNICATIONS SYSTEM
Inventors: WIEDEMAN RA SITES MJ
                      95-13B       USA                    11/02/99      6,240,124     05/29/01     Granted        11/02/19
                                   India                                                           Unfiled
                                   Indonesia                                                       Unfiled
                                   Japan                                                           Unfiled
                                   Korea (South)          11/01/00                                 Published
GLOBALSTAR L.P.
SATELLITE REPEATER DIVERSITY RESOURCE MANAGEMENT SYSTEM
Inventors: WIEDEMAN RA
                       95-14       Canada                 04/26/96                                 Pending
                                   EPO                    04/30/96                                 Pending
                                   Hong Kong              10/19/98                                 Published
                                   Japan                  06/05/96                                 Pending
                                   Korea (South)          05/14/96                                 Pending
                                   Australia              04/23/96        700251      04/15/99     Granted        04/23/16
                                   Mexico                 04/23/96                                 Published
GLOBALSTAR L.P.
SATELLITE REPEATER DIVERSITY RESOURCE MANAGEMENT SYSTEM
Inventors: WIEDEMAN RA
                      95-14A       USA                    04/17/97     5,867,109      02/02/99     Granted        04/17/17
GLOBALSTAR L.P.
SATELLITE REPEATER DIVERSITY RESOURCE MANAGEMENT SYSTEM
Inventors: WIEDEMAN RA
                      95-14B       USA                    06/25/98                                 Pending
GLOBALSTAR L.P.
METHOD FOR ACCOUNTING FOR USER TERMINAL CONNECTION TO A
SATELLITE COMMUNICATIONS SYSTEM
Inventors: MONTE PA WIEDEMAN RA SITES MJ
                       95-16       USA                    06/07/95      5,664,006     09/02/97     Granted        06/07/15
                                   Canada                 01/24/95                                 Pending
                                   EPO                    01/30/96                                 Pending
                                   Hong Kong              10/19/98                                 Pending
                                   Japan                  04/15/96                                 Pending

GLOBALSTAR L.P.  PATENT PORTFOLIO                                        Page 3
          AS OF 04/02/03

                                                           FILING                      ISSUE
    OWNER           DOCKET NO.           COUNTRY            DATE       PATENT NO.       DATE         STATUS        EXPIRES
    -----           ----------           -------            ----       ----------       ----         ------        -------
                                   Australia              01/23/96         695510     11/26/98     Granted        01/23/16
                                   Mexico                 01/23/96         194650     12/15/99     Granted        01/23/16
                                   Russian Federation     01/23/96        2140725     10/27/99     Granted        01/23/16
GLOBALSTAR L.P.
METHOD FOR ACCOUNTING FOR USER TERMINAL CONNECTION TO A SATELLITE COMMUNICATIONS SYSTEM
Inventors: MONTE PA WIEDEMAN RA SITES MJ
                      95-16A       USA                    03/17/97      6,023,606     02/08/00     Granted        06/07/15
GLOBALSTAR L.P.
METHOD AND APPARATUS FOR ACCOUNTING FOR USER TERMINAL SESSION-BASED CONNECTION TO A SATELLITE COMMUNICATION SYSTEM
Inventors: WIEDEMAN RA MONTE PA SITES MJ
                      95-16B       USA                    01/13/00                                 Pending
                                   EPO                    12/07/00                                 Pending
                                   Australia              01/01/01                                 Pending
                                   Canada                 01/09/01                                 Pending
                                   Russian Federation     01/11/01                                 Pending
GLOBALSTAR L.P.
METHODS AND APPARATUS FOR PROVIDING USER RF EXPOSURE MONITORING AND CONTROL IN A SATELLITE COMMUNICATIONS SYSTEM
Inventors: WIEDEMAN RA MONTE PA SITES MJ
                       95-22       USA                    07/13/95      5,802,445     09/01/98     Granted        07/13/15
GLOBALSTAR L.P.
SATELLITE COMMUNICATIONS SYSTEM HAVING USER RF EXPOSURE MONITORING AND CONTROL
Inventors: WIEDEMAN RA MONTE PA SITES MJ
                      95-22A       USA                    12/23/97      6,134,423     10/17/00     Granted        07/13/15
GLOBALSTAR L.P.
SATELLITE COMMUNICATIONS SYSTEM HAVING USER RF EXPOSURE MONITORING AND CONTROL
Inventors: WIEDEMAN RA MONTE PA SITES, MJ
                      95-22B       USA                    09/18/98      6,272,325     08/07/01     Granted        09/18/18
                                   Japan                  09/01/99                                 Pending
GLOBALSTAR L.P.
METHOD AND APPARATUS FOR INCREASING ANTENNA EFFICIENCY FOR HAND-HELD MOBILE SATELLITE COMMUNICATIONS TERMINAL
Inventors: HIRSHFIELD E
                       95-24       USA                    08/03/95      5,581,268     12/03/96     Granted        08/03/15
                                   Taiwan                 02/02/96         080504     12/24/96     Granted        02/01/16
GLOBALSTAR L.P.
SATELLITE BEAM STEERING REFERENCE USING TERRESTRIAL BEAM STEERING TERMINALS
Inventors: WIEDEMAN RA
                       95-25       USA                    08/23/95      5,758,260     05/26/98     Granted        08/23/15
                                   Japan                  08/23/96                                 Pending
GLOBALSTAR L.P.
SATELLITE BEAM STEERING REFERENCE USING TERRESTRIAL BEAM STEERING TERMINALS
Inventors: WIEDEMAN RA
                      95-25A       USA                    12/12/96      5,697,050     12/09/97     Granted        08/23/15

GLOBALSTAR L.P.  PATENT PORTFOLIO                                        Page 4
          AS OF 04/02/03

                                                           FILING                      ISSUE
    OWNER           DOCKET NO.           COUNTRY            DATE       PATENT NO.       DATE         STATUS        EXPIRES
    -----           ----------           -------            ----       ----------       ----         ------        -------
GLOBALSTAR L.P.
MOBILE SATELLITE USER INFORMATION REQUEST SYSTEM AND METHODS
Inventors: WIEDEMAN RA MONTE PA PENWARDEN KA
                       95-36       USA                    11/17/95      5,812,932     09/22/98     Granted        11/17/15
GLOBALSTAR L.P.
MOBILE SATELLITE USER INFORMATION REQUEST SYSTEM AND METHODS
Inventors: WIEDEMAN RA MONTE PA PENWARDEN KA
                      95-36A       USA                    06/03/98      6,272,316     08/07/01     Granted        06/03/18
                                   Japan                  06/03/99                                 Pending
GLOBALSTAR L.P.
AUTOMATIC SATELLITE/TERRESTRIAL MOBILE TERMINAL ROAMING SYSTEM AND METHOD
Inventors: WIEDEMAN RA SITES MJ
                       96-21       USA                    09/04/96      6,072,768     06/06/00     Granted        09/04/16
                                   Canada                 08/29/97                                 Pending
                                   Hong Kong              09/04/97      HK1002163     07/10/98     Granted        09/04/05
                                   India                  09/03/97                                 Pending
                                   Indonesia              09/03/97      ID0007213     01/10/02     Granted        09/03/17
                                   Japan                  09/04/97                                 Pending
                                   Korea (South)          09/04/97                                 Pending
                                   Australia              08/27/97         727452     03/29/01     Granted        08/27/17
                                   Mexico                 08/27/97                                 Pending
                                   Russian Federation     08/27/97        2193815     11/27/02     Allowed        08/27/17
GLOBALSTAR L.P.
AUTOMATIC SATELLITE TERRESTRIAL MOBILE TERMINAL ROAMING SYSTEM AND METHOD
Inventors: WIEDEMAN RA SITES MJ
                      96-21A       USA                    02/09/98      6,233,463     05/15/01     Granted        02/09/18
GLOBALSTAR L.P.
USE OF REFERENCE PHONE IN POINT-TO-POINT SATELLITE COMMUNICATION SYSTEM
Inventors: SCHINDALL J (GLP) BROCK JK (SS/L)
                       96-22       USA                    09/13/96      6,201,961     03/13/01     Granted        09/13/16
GLOBALSTAR L.P.
MULTIPLE SATELLITE FADE ATTENUATION CONTROL SYSTEM
Inventors: WIEDEMAN RA
                       96-31       USA                    10/21/96                                 Allowed
                                   Japan                  10/21/97                                 Pending
GLOBALSTAR L.P.
SATELLITE CONTROLLED POWER CONTROL FOR PERSONAL COMMUNICATION USER TERMINALS
Inventors: GALLAGHER VK MONTE PA WIEDEMAN RA
                       96-38       USA                    12/12/96      5,956,619     09/21/99     Granted        12/12/16
GLOBALSTAR L.P.
SATELLITE CONTROLLED POWER CONTROL FOR PERSONAL COMMUNICATION USER TERMINALS
Inventors: GALLAGHER VK MONTE PA WIEDEMAN RA
                      96-38A       USA                    02/23/99      6,085,067     07/04/00     Granted        12/16/16

GLOBALSTAR L.P.  PATENT PORTFOLIO                                        Page 5
          AS OF 04/02/03

                                                           FILING                      ISSUE
    OWNER           DOCKET NO.           COUNTRY            DATE       PATENT NO.       DATE         STATUS        EXPIRES
    -----           ----------           -------            ----       ----------       ----         ------        -------
GLOBALSTAR L.P.
INTERACTIVE FIXED AND MOBILE SATELLITE NETWORK
Inventors: WIEDEMAN RA
                       96-40       USA                    12/19/96      5,896,558     04/20/99     Granted        12/19/16
GLOBALSTAR L.P.
INTERACTIVE FIXED AND MOBILE SATELLITE NETWORK
Inventors: WIEDEMAN RA
                      96-40A       USA                    06/04/98      6,160,994     12/12/00     Granted        12/19/16
GLOBALSTAR L.P.
INTERACTIVE FIXED AND MOBILE SATELLITE NETWORK
Inventors: WIEDEMAN RA
                      96-40C       USA                    03/21/02                                 Published
GLOBALSTAR L.P.
MULTIPLE SATELLITE SYSTEM POWER ALLOCATION BY COMMUNICATION LINK OPTIMIZATION
Inventors: SHERMAN RH (WDL) GALLAGHER V (GLP) HUANG J (WDL)
                       97-01       USA                    01/03/97      6,091,933     07/18/00     Granted        01/03/17
GLOBALSTAR L.P.
INDOOR SATELLITE CELLULAR REPEATER SYSTEM
Inventors: DIETRICH FJ
                       97-03       USA                    01/21/97      5,912,641     06/15/99     Granted        01/21/17
GLOBALSTAR L.P.
SATELLITE TELEPHONE INTERFERENCE AVOIDANCE SYSTEM
Inventors: WIEDEMAN RA MONTE PA GALLAGHER VK
                       97-07       USA                    02/06/97      5,875,180     02/23/99     Granted        02/06/17
                                   Japan                  02/06/98                                 Pending
GLOBALSTAR L.P.
SATELLITE TELEPHONE INTERFERENCE AVOIDANCE SYSTEM
Inventors: WIEDEMAN RA MONTE PA GALLAGHER VK
                      97-07A       USA                    11/23/98      6,023,463     02/08/00     Granted        02/06/17
GLOBALSTAR L.P.
SATELLITE COMMUNICATIONS SYSTEM HAVING DISTRIBUTED USER ASSIGNMENT AND RESOURCE ASSIGNMENT WITH TERRESTRIAL GATEWAYS
Inventors: WIEDEMAN RA MONTE PA
                       97-11       USA                    03/18/97      5,918,157     06/29/99     Granted        09/05/12
                                   Canada                 02/13/98                                 Pending
                                   India                  03/10/98                                 Pending
                                   Indonesia              03/17/98                                 Pending
                                   Japan                  03/18/98                                 Pending
                                   Taiwan                 03/05/98         107162     01/19/00     Granted        03/05/18
                                   Australia              02/12/98         724146     01/11/01     Granted        02/12/18
                                   Mexico                 02/12/98                                 Pending
GLOBALSTAR L.P.
LOW EARTH ORBIT DISTRIBUTED GATEWAY COMMUNICATION SYSTEM
Inventors: WIEDEMAN RA MONTE PA
                       97-15       USA                    04/15/97      5,884,142     03/16/99     Granted        04/15/17
                                   Canada                 03/10/98                                 Pending

GLOBALSTAR L.P.  PATENT PORTFOLIO                                        Page 6
          AS OF 04/02/03

                                                           FILING                      ISSUE
    OWNER           DOCKET NO.           COUNTRY            DATE       PATENT NO.       DATE         STATUS        EXPIRES
    -----           ----------           -------            ----       ----------       ----         ------        -------
                                   EPO                    04/15/98      0872966       01/02/03     Granted        04/15/18
                                   India                  04/13/98                                 Pending
                                   Japan                  04/15/98                                 Pending
                                   Korea (South)          03/31/98                                 Pending
                                   Russian Federation     03/06/98                                 Pending
                                   Fed. Rep.              04/15/98      0872966       01/02/03     Granted        04/15/18
                                   Finland                04/15/98      0872966       01/02/03     Granted        04/15/18
                                   France                 04/15/98      0872966       01/02/03     Granted        04/15/18
                                   United Kin             04/15/98      0872966       01/02/03     Granted        04/15/18
                                   Italy                  04/15/98      0872966       01/02/03     Granted        04/15/18
                                   Sweden                 04/15/98      0872966       01/02/03     Granted        04/15/18
GLOBALSTAR L.P.
DUAL MODE SATELLITE TELEPHONE WITH HYBRID BATTERY/CAPACITOR POWER SUPPLY
Inventors: WIEDEMAN RA IZADIAN J GALLAGHER V
                       97-16       USA                    04/15/97      6,064,857     05/16/00     Granted        04/15/17
                                   Japan                  06/18/98                                 Pending
GLOBALSTAR L.P.
SYSTEM FOR GENERATING AND USING GLOBAL RADIO FREQUENCY MAPS
Inventors: WIEDEMAN RA GALLAGHER VK SERRI JA
                       97-18       Japan                  04/30/98                                 Pending
GLOBALSTAR L.P.
SYSTEM FOR GENERATING AND USING GLOBAL RADIO FREQUENCY MAPS
Inventors: WIEDEMAN RA GALLAGHER VK SERRI JA
                      97-18A       USA                    10/09/98      6,125,260     09/26/00     Granted        04/29/17
GLOBALSTAR L.P.
CHANNEL FREQUENCY ALLOCATION FOR MULTIPLE-SATELLITE COMMUNICATION NETWORK
Inventors: SHERMAN RH (WDL) DRIGGERS TF (GLP)
                       97-23       USA                    05/22/97      6,021,309     02/01/00     Granted        05/22/17
GLOBALSTAR L.P.
CHANNEL FREQUENCY ALLOCATION FOR MULTIPLE-SATELLITE COMMUNICATION NETWORK
Inventors: SHERMAN RH DRIGGERS TF
                      97-23A       USA                    11/17/99      6,463,279     10/08/02     Granted        05/22/17
GLOBALSTAR L.P.
DYNAMIC TRAFFIC ALLOCATION FOR POWER CONTROL IN MULTIPLE-SATELLITE COMMUNICATION SYSTEMS
Inventors: SHERMAN RH (WDL)  BOYD S (GLP CONSULT)  SCHNEIDER D JR. (WDL)
                       97-26       USA                    07/10/97      6,081,710     06/27/00     Granted        07/10/17
GLOBALSTAR L.P.
SPACECRAFT DISCIPLINED REFERENCE OSCILLATOR
Inventors: HITCH BF     GILLILAND KP
                      97-36        USA                    08/29/97      5,861,842     01/19/99     Granted        08/29/17
                                   EPO                    08/26/98        0899637     07/24/02     Granted        08/26/18
                                   Japan                  08/31/98                                 Pending
                                   Fed. Rep.              08/26/98       69806700.2   07/24/02     Granted        08/26/18
                                   France                 08/26/98        0899637     07/24/02     Granted        08/26/18
                                   United Kin             08/26/98        0899637     07/24/02     Granted        08/26/18
                                   Italy                  08/26/98        0899637     07/24/02     Granted        08/26/18
GLOBALSTAR L.P.
GLOBAL POSITIONING SYSTEM SELF CALIBRATION ATTITUDE DETERMINATION
Inventors: FULLER RA     RODDEN JJ
                      97-38        USA                    08/31/98      6,101,430     08/08/00     Granted        09/16/17
                                   EPO                    09/16/98                                 Published
                                   Japan                  09/16/98                                 Pending
GLOBALSTAR L.P.
SATELLITE COMMUNICATION SERVICE WITH NON-CONGRUENT SUB-BEAM COVERAGE
Inventors: MONTE PA HIRSHFIELD E
                       97-40       USA                    10/09/97      6,101,385     08/08/00     Granted        10/09/17
GLOBALSTAR L.P.
SATELLITE COMMUNICATION SERVICE WITH NON-CONGRUENT SUB-BEAM COVERAGE
Inventors: MONTE PA HIRSHFIELD E
                      97-40A       USA                    08/07/00      6,301,476     10/09/01     Granted        10/09/17

GLOBALSTAR L.P.  PATENT PORTFOLIO                                        Page 7
          AS OF 04/02/03

                                                           FILING                      ISSUE
    OWNER           DOCKET NO.           COUNTRY            DATE       PATENT NO.       DATE         STATUS        EXPIRES
    -----           ----------           -------            ----       ----------       ----         ------        -------
GLOBALSTAR L.P.
BROADCAST DATA ACCESS CONTROLLER COMMUNICATIONS SYSTEM
Inventors: BOWMAN PJ MONTE PA WIEDEMAN RA
                       97-44       USA                    11/05/97      5,999,623     12/07/99     Granted        11/05/17
                                   China                  11/04/98                                 Published
                                   India                  11/03/98                                 Pending
                                   Japan                  11/05/98                                 Pending
                                   Korea (South)          11/05/98                                 Pending
                                   Mexico                 10/05/98                                 Pending
GLOBALSTAR L.P.
GLOBAL MOBILE PAGING SYSTEM
Inventors: WIEDEMAN RA
                       98-01       USA                    01/07/98      6,128,487     10/03/00     Granted        01/07/18
                                   China                  01/07/99                                 Pending
                                   India                  12/17/98                                 Pending
                                   Japan                  01/07/99                                 Published
                                   Korea (South)          01/08/99                                 Pending
                                   Mexico                 12/03/98                                 Published
                                   Russia Federation      12/03/98                                 Allowed
GLOBALSTAR L.P.
GLOBAL MOBILE PAGING SYSTEM
Inventors: WIEDEMAN RA
                      98-01A       USA                    09/28/00      6,272,339     08/07/01     Granted        01/07/18
GLOBALSTAR L.P.
MULTIPLE VOCODER MOBILE SATELLITE TELEPHONE SYSTEM
Inventors: WIEDEMAN RA
                       98-04       USA                    01/21/98      6,418,147     07/09/02     Granted        01/21/18
                                   EPO                    01/20/99                                 Pending
                                   Japan                  01/21/99                                 Published
                                   Mexico                 12/23/98                                 Pending

GLOBALSTAR L.P.
ROBUST AUTONOMOUS GPS TIME REFERENCE FOR SPACE APPLICATION
Inventors: HUR-DIAZ S                   RODDEN JJ                               FULLER RA
                       98-12       USA                    02/24/99      6,266,584     07/24/01     Granted        02/24/19
                                   EPO                    03/08/99      0986733       06/12/02     Granted        03/08/19
                                   Fed. Rep.              03/08/99      0986733       06/12/02     Granted        03/08/19
                                   France                 03/08/99      0986733       06/12/02     Granted        03/08/19
                                   United Kin.            03/08/99      0986733       06/12/02     Granted        03/08/19
                                   Italy                  03/08/99      0986733       06/12/02     Granted        03/08/19
GLOBALSTAR L.P.
SATELLITE COMMUNICATION SYSTEM PROVIDING MULTI-GATEWAY DIVERSITY TO A MOBILE USER TERMINAL
Inventors: WEIDEMAN RA MONTE PA
                       98-19       USA                    07/14/98                                 Pending
                                   Canada                 06/11/99                                 Pending
                                   EPO                    06/16/99                                 Published
                                   Japan                  07/14/99                                 Pending
                                   Russian Federation     07/13/99                                 Pending
GLOBALSTAR L.P.
SATELLITE COMMUNICATION SYSTEM PROVIDING MULTI-GATEWAY DIVERSITY AND IMPROVED SATELLITE LOADING
Inventors: WEIDEMAN RA MONTE PA
                       98-33       USA                    09/17/98                                 Pending
                                   Canada                 07/22/99                                 Pending
                                   Japan                  09/01/99                                 Pending
                                   Russian Federation     09/16/99                                 Pending
GLOBALSTAR L.P.
ISP SYSTEM USING NON-GEOSYNCHRONOUS ORBIT SATELLITES
Inventors: WIEDEMAN RA WAKNIS PV
                       99-02       USA                    06/16/99                                 Pending
                                   Australia              01/26/00                                 Pending
                                   Canada                 01/17/00                                 Pending
                                   Japan                  01/26/00                                 Pending

GLOBALSTAR L.P.  PATENT PORTFOLIO                                        Page 8
          AS OF 4/2/03

                                                           FILING                      ISSUE
    OWNER           DOCKET NO.           COUNTRY            DATE       PATENT NO.       DATE         STATUS        EXPIRES
    -----           ----------           -------            ----       ----------       ----         ------        -------
GLOBALSTAR L.P.
LOW EARTH ORBIT DISTRIBUTED GATEWAY COMMUNICATION SYSTEM
Inventors: WIEDEMAN RA MONTE PA
                       99-31       USA                    07/08/99      6,253,080     06/26/01     Granted        07/08/19
                                   EPO                    07/07/00                                 Published
                                   Canada                 06/02/00                                 Pending
                                   China                  07/10/00                                 Published
                                   Hong Kong              06/18/01                                 Published
                                   India                                                           Unfiled
                                   Indonesia                                                       Unfiled
                                   Japan                                                           Unfiled
                                   Korea (South)          07/01/00                                 Published
GLOBALSTAR L.P.
LOW EARTH ORBIT DISTRIBUTED GATEWAY COMMUNICATION SYSTEM
Inventors: WIEDEMAN RA MONTE PA
                      99-31A       USA                    04/06/01                                 Published
GLOBALSTAR L.P.
USING REFLECTED SOLAR RADIATION PRESSURE TO PROVIDE
STATIONKEEPING MANEUVERING OF A SPACECRAFT
Inventors: BARKER LA LANGE B
                       99-36       USA                    08/05/99         6,164,597  12/26/00     Granted        08/05/19
                                   EPO                    07/10/00                                 Published
                                   Japan                  07/19/00                                 Published
GLOBALSTAR L.P.
DYNAMIC SATELLITE FILTER CONTROLLER FOR LEO SATELLITES
Inventors: WIEDEMAN RA HIRSHFIELD E
                       99-43       EPO                    09/13/00                                 Pending
                                   Hong Kong              09/12/01                                 Published
                                   India                                                           Unfiled
                                   Indonesia              09/13/00                                 Pending
                                   Japan                  09/14/00                                 Pending
                                   Korea (South)          09/14/00                                 Published
                                   Taiwan                 09/14/00         153999     08/08/02     Granted        09/13/20
GLOBALSTAR L.P.
PSEUDO-GLOBAL TITLE TRANSLATION FOR INTERNATIONAL ROAMING OF ANSI-41 SUBSCRIBERS
Inventors: BOWMAN P BAZINET C
                      YRO-04       Canada                 01/21/01                                 Pending
                                   China                  01/21/01                                 Published
                                   Australia              01/16/01                                 Pending
                                   Brazil                 01/16/01                                 Pending
                                   Russian Federation     01/16/01                                 Pending
GLOBALSTAR L.P.
PSEUDO-GLOBAL TITLE TRANSLATION FOR INTERNATIONAL ROAMING OF ANSI-41 SUBSCRIBERS
Inventors: BOWMAN P BAZINET C
                      YRO-04A      USA                    03/11/02                                 Published
GLOBALSTAR L.P.
LOW EARTH ORBIT SATELLITE CONSTELLATION STATIONKEEPING
ALGORITHM WITH ABSOLUTE ALTITUDE CONTROL
Inventors: BARKER LA
                      YRO-07       USA                    01/31/00      6,453,220     09/17/02     Granted        01/31/20
                                   France                 01/17/01                                 Published
GLOBALSTAR L.P.
FEEDER LINK CODE DIVISION MULTIPLEXING AND DEMULTIPLEXING FOR A SATELLITE COMMUNICATION SYSTEM
Inventors: MONTE PA YUNG W
                      YRO-13       USA                    02/15/00                                 Pending
GLOBALSTAR L.P.
DUAL MODE INTERNET ACCESS VIA CELLULAR AND LEO SATELLITES
Inventors: WIEDEMAN RA WAKNIS PV
                      YRO-22       USA                    03/19/01                                 Pending
GLOBALSTAR L.P.
USER TERMINAL EMPLOYING QUALITY OF SERVICE PATH DETERMINATION AND BANDWIDTH SAVING MODE FOR A SATELLITE ISP SYSTEM
Inventors: WIEDEMAN RA WAKNIS PV
                      YRO-25       USA                    04/25/01                                 Published

GLOBALSTAR L.P.  PATENT PORTFOLIO                                        Page 9
          AS OF 4/2/03

                                                           FILING                      ISSUE
    OWNER           DOCKET NO.           COUNTRY            DATE       PATENT NO.       DATE         STATUS        EXPIRES
    -----           ----------           -------            ----       ----------       ----         ------        -------
GLOBALSTAR L.P.
DEFERRING DNS SERVICE FOR A SATELLITE ISP SYSTEM USING NON-GEOSYNCHRONOUS SATELLITES
Inventors: WIEDEMAN RA WAKNIS PV
                      YRO-26       USA                    04/24/01                                 Published
GLOBALSTAR L.P.
ON-BOARD DNS SERVICE FOR A SATELLITE ISP SYSTEM USING NON-GEOSYNCHRONOUS ORBIT SATELLITES
Inventors: WIEDEMAN RA WAKNIS PV
                      YRO-27       USA                    04/24/01                                 Published
GLOBALSTAR L.P.
LOW PERFORMANCE WARNING SYSTEM AND METHOD FOR MOBILE SATELLITE SERVICE USER TERMINALS
Inventors: WIEDEMAN RA WAKNIS PV
                      YRO-28       USA                    05/01/01                                 Published
GLOBALSTAR L.P.
MULTIPLE SATELLITE REPEATER MANAGEMENT SYSTEM USING FRAME ERROR RATE FOR DIVERSITY SELECTION
Inventors: WIEDEMAN RA MONTE PA PENWARDEN KA
                      YRO-41       USA                    08/28/00                                 Allowed
GLOBALSTAR L.P.
METHODS AND APPARATUS FOR BROADCASTING REGIONAL INFORMATION OVER A SATELLITE COMMUNICATION SYSTEM
Inventors: SERRI J GALLAGHER V SITES MJ
                      YRO-42       USA                    08/29/00                                 Allowed
GLOBALSTAR L.P.
E-MAIL COMPOSITION BY REMOTE VOICE RECOGNITION FOR A USER TERMINAL OF A WIRELESS COMMUNICATION SYSTEM
Inventors: PENWARDEN K
                      YRO-44       USA                    09/14/00                                 Pending
GLOBALSTAR L.P.
SPREAD-SPECTRUM CODE DIVISION DESTINATION ACCESS (SS-CDDA) FOR SATELLITE COMMUNICATION SYSTEM W/ DISTRIBUTED GATEWAYS
Inventors: YUNG W MONTE PA WIEDEMAN RA
                      YRO-51       USA                    10/06/00                                 Pending
GLOBALSTAR L.P.
RETURN LINK CHANNEL LOADING OF MULTIPLE SATELLITES WITH MULTIPLE SPREAD SPECTRUM USER TERMINALS
Inventors: VADDIPARTY SV MONTE PA YAO Y
                      YRO-52       USA                    10/13/00                                 Pending
GLOBALSTAR L.P.
RESOLUTION OF AMBIGUITY OF POSITION LOCATION FOR USER TERMINALS OPERATING IN A LOW EARTH ORBIT SATELLITE SYSTEM
Inventors: WIEDEMAN RA SITEG MJ
                      YRO-60       USA                    12/29/00                                 Published
GLOBALSTAR L.P.
METHOD AND APPARATUS PROVIDING SUPPRESSION OF SYSTEM ACCESS BY USE OF CONFIDENCE POLYGONS, VOLUMES AND SURFACES IN A
Inventors: WIEDEMAN RA                    SITES MJ                              MONTE PA
                      YRO-61       USA                    12/29/00                                 Published

GLOBALSTAR L.P.  PATENT PORTFOLIO                                        Page 10
          AS OF 4/2/03

                                                           FILING                      ISSUE
    OWNER           DOCKET NO.           COUNTRY            DATE       PATENT NO.       DATE         STATUS        EXPIRES
    -----           ----------           -------            ----       ----------       ----         ------        -------
GLOBALSTAR L.P.
GLOBAL DUAL TERMINAL LOW EARTH ORBIT COMMUNICATIONS SYSTEM
Inventors: WIEDEMAN RA MONTE PA
                      YR1-05       USA                    03/19/01                                 Published
                                   EPO                    03/19/02                                 Published
                                   Japan                  03/19/02                                 Pending
GLOBALSTAR L.P.
RESOURCE ALLOCATION TO TERRESTRIAL AND SATELLITE SERVICES
Inventors: MONTE PA ARNOLD B
                      YR2-13P      USA                    06/27/02                                 Pending
                                   USA                                                             Unfiled
                                   Australia                                                       Unfiled
                                   Brazil                                                          Unfiled
                                   Canada                                                          Unfiled
                                   Russian Fe                                                      Unfiled
GLOBALSTAR L.P.
SIMPLEX REMOTE TELEMETRY DATA VIA A SATELLITE SYSTEM
Inventors: VADDIPARTY SV SHAH BT MONTE PA
                      YR3-02       USA                    01/29/03                                 Pending
GLOBALSTAR L.P./DASA
DYNAMIC BIAS FOR ORBITAL YAW STEERING
Inventors: RODDEN JJ (SS/L) FURUMOTO N (SS/L) FICHTER W (DASA)
                      96-02        USA                    01/12/96      5,791,598     08/11/98     Granted        01/12/16
                                   India                  01/03/97                                 Pending
                                   Japan                  01/10/97                                 Pending

GLOBALSTAR L.P./QUALCOMM
MULTIPLE SATELLITE REPEATER CAPACITY LOADING WITH MULTIPLE SPREAD SPECTRUM GATEWAY ANTENNAS
Inventors: WIEDEMAN RA MONTE PA CARTER S (QUALCOMM)
                      95-15        USA                    06/06/95      5,592,481     01/07/97     Granted        06/06/15
                                   Canada                 03/21/96                                 Pending
                                   EPO                    03/19/96                                 Pending
                                   Hong Kong              10/19/98                                 Published
                                   Japan                  04/22/96                                 Pending
                                   Korea (South)          05/13/96                                 Pending
                                   Taiwan                 04/06/96         088533     12/01/97     Granted        04/05/16
                                   Australia              03/12/96         695589     12/03/98     Granted        03/12/16
                                   Russian Federation     03/12/96        2136108     08/27/99     Granted        03/12/16
GLOBALSTAR L.P./QUALCOMM
MULTIPLE SATELLITE REPEATER CAPACITY LOADING WITH MULTIPLE SPREAD SPECTRUM GATEWAY ANTENNAS
Inventors: WIEDEMAN RA MONTE PA CARTER SS (Q)
                      95-15A       USA                    01/03/97      5,812,538     09/22/98     Granted        06/06/15

GLOBALSTAR L.P.

                       GLOBALSTAR TRADEMARK STATUS REPORT
                                  AS OF 4/2/03

                                             CASE                              FILING DATE/       APPLN. NO./        REG. DATE
       COUNTRY        CLASS      STATUS       NO.           OWNER             ALLOWANCE DATE        REG. NO.       RENEWAL DATE
       -------        -----      ------       ---           -----             --------------        --------       ------------
ABOVE AND BEYOND
Argentina             38       Registered     569      GLOBALSTAR  L.P.          11/08/99         2,250.814          04/10/01
                               No additional expense 5/24/01                     12/22/99         1,824.833          04/10/11
Aruba                 38       Registered     577      GLOBALSTAR  L.P.          06/18/99         IM-991124.13       06/18/99
                               No additional expense 5/24/01                                      20283              06/18/09
Australia             38       Registered     552      GLOBALSTAR  L.P.          06/29/99         798773             07/21/00
                               No additional expense 5/24/01                                      798773             06/29/09
Barbados              38       Registered     579      GLOBALSTAR  L.P.          11/03/99         99186127           09/29/00
                               No additional expense 5/24/01; abandon at renewal 05/18/00         81/13583           09/29/10
Chile                 38       Registered     566      GLOBALSTAR  L.P.          11/26/99         468.370            07/05/00
                               No additional expense 5/24/01                                      571.181            07/05/10
Columbia              38       Registered     559      GLOBALSTAR  L.P.          05/25/00         0038522            03/13/01
                               No additional expense 5/24/01                     06/27/00         249746             03/13/11
Costa Rica            38       Registered     572      GLOBALSTAR  L.P.          12/08/99         073105             06/20/00
                               No additional expense 5/24/01                                      120594             06/20/10
Czech Republic        38       Registered     564      GLOBALSTAR  L.P.          11/10/99         148733             11/20/00
                               No additional expense 5/24/01                     08/16/00         228798             11/20/09
Dominican Republic    16 (63)  Registered     581      GLOBALSTAR  L.P.          12/29/99         52865              01/30/00
                               No additional expense 5/24/01; abandon at renewal                  110,423            01/30/20
European Community    38       Registered     555      GLOBALSTAR  L.P.          06/29/99         1228618            09/12/00
                               No additional expense 5/24/01                                      1228618            06/29/09
France                38       Registered     576      GLOBALSTAR  L.P.          11/17/99         99/823 682         11/17/99
                               No additional expense 5/24/01                                      99 823 682         11/17/09
Guatemala             38       Registered     588      GLOBALSTAR  L.P.          02/08/00         M-958-2000         10/17/00
                               No additional expense 5/24/01; abandon at renewal                  107012             10/17/10
Haiti                 38       Registered     582      GLOBALSTAR  L.P.          12/02/99         45/125             06/23/00
                               No additional expense; abandon at renewal                          45/125             06/23/10
Jamaica                9       Registered     583      GLOBALSTAR  L.P.          11/05/99         9/2435             11/05/99
                               No additional expense 5/24/01; abandon at renewal                  35,752             11/05/06
Mexico                38       Registered     543      GLOBALSTAR  L.P.          08/03/99         385541             09/28/99
                               No additional expense 5/24/01                                      625525             08/03/09
Morocco               38       Registered     567      GLOBALSTAR  L.P.          11/24/99         No. 4              11/24/99
                               No additional expense 5/24/01                                      71584              11/24/19
Netherlands Antilles   9       Registered     584      GLOBALSTAR  L.P.          12/07/99         N/A                01/20/00
                               No additional expense 5/24/01                                      21952              12/07/09
Nicaragua             38       Registered     574      GLOBALSTAR  L.P.          11/19/99         99-4111            12/04/00
                               No additional expense 5/24/01                     03/31/00         45,447 C.C.        12/04/10
Panama                38       Registered     575      GLOBALSTAR  L.P.          12/20/99         104437             12/20/99
                               No additional expense 5/24/01                                      104437             12/20/09
Peru                  38       Registered     561      GLOBALSTAR  L.P.          11/12/99         095023             02/28/00
                               No additional expense 5/24/01                                      00020506           02/28/10
Puerto Rico           38       Registered     585      GLOBALSTAR  L.P.          11/04/99         47,375             07/11/01
                               No additional expense 5/24/01                                      47,375             11/04/09
Switzerland           38       Registered     565      GLOBALSTAR  L.P.          11/02/99         09851/1999         07/17/00
                               No additional expense 5/24/01                                      473.354            11/02/09
Turkey                38       Registered     562      GLOBALSTAR  L.P.          12/09/99         99/21269           12/09/99
                               No additional expense 5/24/01                     06/19/00         99/21269           12/09/09
United States         38       Registered     542      GLOBALSTAR  L.P.          06/18/99         75/732,362         03/21/00
                               No additional expense 5/24/01                                      2,333,230          03/21/10
Venezuela             38       Registered     549      GLOBALSTAR  L.P.          06/30/99         11322-1999         02/25/00
                               No additional expense 5/24/01                                      TBD                02/25/10
GLOBALSTAR
Belize                38       Registered     655      GLOBALSTAR, L.P.          07/10/98         8171               12/03/98
                               Based on UK Reg. 1541774
                                                                                                                     07/15/10
Brazil                38       Registered     044      GLOBALSTAR, L.P.          08/05/94         817934049          10/29/96
                                                                                                  817934049          10/29/06
Canada                38       Registered     046      GLOBALSTAR, L.P.          07/13/93         732,828            01/13/00
                                                                                                  TMA521,512         01/13/15
Chile                 35,38    Registered     774      GLOBALSTAR, L.P.                           572,061            07/14/00
                                                                                                                     07/14/10
Chile                 9        Registered     760      GLOBALSTAR, L.P.          03/23/01         522154             01/21/02
                                                                                 08/03/01         618.509            01/21/12
Dominica              9        Registered     530      GLOBALSTAR, L.P.          08/04/99         2106462 (UK)       07/31/96
                               Based on UK Registraton                                            2106462 (UK)       07/31/06
France                38,9     Registered     049      GLOBALSTAR, L.P.          03/02/93         93/457594          03/02/93
                               Renewal requested C-87 Universal TV-GLOBAL SAT                     93/457594          03/02/03
Germany               9        Registered     321      GLOBALSTAR, L.P.          11/02/96         396 47 546.9       01/14/99
                               Use by 1/14/04                                                     396 47 546         11/30/06
Philippines           38       Registered     055      GLOBALSTAR, L.P.          09/13/94         95181              10/18/01
                               Certificate correction required                   09/07/01         4-1994-97239       10/18/11
United Kingdom        9        Registered     322      GLOBALSTAR, L.P.          07/31/96         2106462            07/31/96
                                                                                                  2106462            07/31/06
United Kingdom        38       Registered     061      GLOBALSTAR, L.P.          07/15/93         1541774            07/15/93
                                                                                                  1541774            07/15/10
United States         38       Registered     066      GLOBALSTAR, L.P.          04/09/92         74/263,999         10/24/00
                                                                                                  2,398,158          10/24/10
United States         9        Pending        319      GLOBALSTAR, L.P.          06/25/96         75/125,377
                               Statement of use filed 12/12/02                   06/25/02

Note: US applications/registrations cover: Guam, Panama Canal Zone, US Virgin
      Islands, Northern Marianna Islands French applications/registrations cover: Guadeloupe, Martinique, St. Barthelemy UK applications/registrations cover: Anguilla, Antiqua & Barbuda, Dominica, Grenada, Montserrat, St. Kitts & Nevis, St. Lucia, St. Vincent & Grenadines, British Virgin Islands

Prepared by: D. Ellwood

GLOBALSTAR L.P.

                       GLOBALSTAR TRADEMARK STATUS REPORT
                                  AS OF 4/2/03

                                             CASE                             FILING DATE/       APPLN. NO./        REG. DATE
   COUNTRY            CLASS       STATUS      NO.           OWNER            ALLOWANCE DATE        REG. NO.       RENEWAL DATE
   -------            -----       ------      ---           -----            --------------        --------       ------------
GLOBALSTAR (CHINESE TRANSLATION)
China                 38       Registered     369      GLOBALSTAR, L.P.      08/11/97            970083505          09/28/98
                                                                                                 1211954            09/28/08

Note: US applications/registrations cover: Guam, Panama Canal Zone, US Virgin
      Islands, Northern Marianna Islands French applications/registrations cover: Guadeloupe, Martinique, St. Barthelemy UK applications/registrations cover: Anguilla, Antigua & Barbuda, Dominica, Grenada, Montserrat, St. Kitts & Nevis, St. Lucia, St. Vincent & Grenadines, British Virgin Islands

Prepared by: D. Ellwood

GLOBALSTAR L.P.

                       GLOBALSTAR TRADEMARK STATUS REPORT
                                  AS OF 4/2/03

                                                CASE                            FILING DATE/        APPLN. NO./        REG. DATE
       COUNTRY         CLASS     STATUS          NO.           OWNER            ALLOWANCE DATE        REG. NO.       RENEWAL DATE
       -------         -----     ------          ---           -----            --------------      ----------       ------------
GLOBALSTAR DESIGN

African IP
  Organization        38       Registered       758       GLOBALSTAR, L.P.      04/03/01            3200102356         06/22/01
                                                                                04/03/01            44006              04/03/11

Algeria               38       Registered       041       GLOBALSTAR, L.P.      03/02/94            047464             03/02/94
                                                                                                    047464             03/02/04

Anguilla              38       Registered       528       GLOBALSTAR, L.P.      06/25/99            3089               07/15/00
                                                                                                    3089               07/15/10

Antigua               38       Registered       529       GLOBALSTAR, L.P.      08/06/99            2051               06/14/00
                                                                                                    2051               07/15/10

Argentina             38       Registered       296       GLOBALSTAR, L.P.      09/26/97            2,105,471          06/15/01
                                                                                11/26/97            1,833,594          06/15/11

Aruba                 38       Registered       537       GLOBALSTAR, L.P.      06/03/99            IM-990604.20       06/23/99
                                                                                                    19944              06/03/09

Australia             38       Registered       042       GLOBALSTAR, L.P.      09/02/93            A610770            09/02/93
                               See conflict 41                                                      A610770            09/02/10

Bahamas               Local    Registered       520       GLOBALSTAR, L.P.      07/02/99            21,756             06/06/01
                                                                                                    21,756             07/02/13

Bahamas               Local    Registered       550       GLOBALSTAR, L.P.      07/15/99            21,755             06/06/01
                                                                                09/07/00            21,755             07/15/13

Bahrain               38       Registered       391       GLOBALSTAR, L.P.      07/07/98            2786               01/15/00
                                                                                11/10/99            TM2786             07/07/08

Barbados              38       Registered       521       GLOBALSTAR, L.P.      05/25/99            P.6714             12/01/00
                                                                                07/10/00            81/14448           12/01/10

Belize                38       Registered       389       GLOBALSTAR, L.P.      07/15/93            1541774            12/03/98
                               Based on UK                                                          8170
                               registration

Bolivia               38       Pending          753       GLOBALSTAR, L.P.      03/30/01            003966             07/15/10
                                                                                11/09/01

Brazil                38       Registered       043       GLOBALSTAR, L.P.      08/05/94            817934057          10/29/96
                                                                                                    817934057          10/29/06

British Virgin
  Islands             38       Registered       536       GLOBALSTAR, L.P.      07/14/93             --                07/12/99
                               Based on UK                                                          1698               07/14/07
                               registration
                               1541776

Canada                9        Registered       313       GLOBALSTAR, L.P.      10/02/96            824,964            01/14/00
                               C-85 Global                                                          TMA521,516         01/14/15
                               Star Software
                               Ltd-Canada

Canada                38       Registered       045       GLOBALSTAR, L.P.      07/13/93            732,989            01/12/00
                                                                                                    TMA521,418         01/12/15

GLOBALSTAR L.P.

                       GLOBALSTAR TRADEMARK STATUS REPORT
                                  AS OF 4/2/03

                                             CASE                            FILING DATE/        APPLN. NO./       REG. DATE
      COUNTRY         CLASS     STATUS        NO.           OWNER            ALLOWANCE DATE        REG. NO.       RENEWAL DATE
      -------         -----     ------        ---           -----            --------------        --------       ------------
Chile                 35,38    Pending       769       GLOBALSTAR, L.P.      06/22/01            532,387
                               opposed by                                    11/06/01
                               Grencorp

China                 38       Registered    047       GLOBALSTAR, L.P.      12/03/94            94019204           12/28/95
                                                                                                 803912             12/28/05

China                 9        Registered    314       GLOBALSTAR, L.P.      09/13/96            960104146          03/28/98
                                                                                                 1163248            03/28/08

Columbia              38       Pending       754       GLOBALSTAR, L.P.      11/22/00            00088602
                                                                             12/26/00

Costa Rica            38       Registered    384       GLOBALSTAR, L.P.      08/04/98            5714-98            03/23/99
                                                                                                 112692             03/23/09

Cyprus                38       Pending       762       GLOBALSTAR, L.P.      02/23/01            8097
                               Rejected.
                               No appeal

Dominican Republic    20-pro   Registered    556       GLOBALSTAR, L.P.      07/02/99            30274              12/15/99
                                                                                                 108,838            12/15/19

Dominican Republic    63-pri   Registered    552       GLOBALSTAR, L.P.      07/02/99            30273              12/15/99
                                                                                                 108,996            12/15/19

Ecuador               38       Registered    751       GLOBALSTAR, L.P.      11/20/00            109256             07/25/01
                                                                             02/03/01            4070-01            07/25/11

Egypt                 38       Registered    298       GLOBALSTAR, L.P.      09/25/95            97591              09/07/99
                                                                             01/07/99            97591              09/25/05

El Salvador           38       Registered    387       GLOBALSTAR, L.P.      06/18/98            3490/98            01/13/00
                               Recorded                                                          226                01/13/10
                               assignment
                               has been
                               published

Finland               9        Registered    315       GLOBALSTAR, L.P.      07/26/96            3279/96            12/15/99
                                                                                                 216191             12/15/09

Finland               38       Registered    306       GLOBALSTAR, L.P.      09/26/95            5495/95            07/15/96
                                                                                                 201105             07/15/06

France                38,9     Registered    048       GLOBALSTAR, L.P.      03/02/93            93/457593          03/02/93
                               Renewal                                                           93/457593          03/02/03
                               requested

Germany               38       Registered    303       GLOBALSTAR, L.P.      09/30/95            395 38 260.2       02/10/97
                                                                                                 395 38 260         09/30/05

Grenada               38       Registered    531       GLOBALSTAR, L.P.      07/15/93            84 of 1999         07/15/93
                               Based on UK                                                       84 of 1999         07/15/10
                               1541776

Guatemala             38       Registered    388       GLOBALSTAR, L.P.      06/02/98            M-4048-8           10/04/99
                                                                                                 98,983             10/04/09

GLOBALSTAR L.P.

                       GLOBALSTAR TRADEMARK STATUS REPORT
                                  AS OF 4/2/03

                                             CASE                            FILING DATE/        APPLN. NO./        REG. DATE
    COUNTRY           CLASS     STATUS        NO.           OWNER            ALLOWANCE DATE        REG. NO.       RENEWAL DATE
    -------           -----     ------        ---           -----            --------------        --------       ------------
Haiti                 38       Registered    523       GLOBALSTAR, L.P.      05/07/99            U 000426           01/14/00
                               Aff. of use                                                       263/122            01/14/10
                               due 1/14/05

Honduras              38       Registered    386       GLOBALSTAR, L.P.      03/30/98            4133/98            05/13/99
                                                                                                 5269               05/13/09

Hong Kong             38       Registered    308       GLOBALSTAR, L.P.      12/18/97            97 17904           12/18/97
                               Renewal                                                           B04048/2000        12/18/04
                               requested

Hong Kong             9        Registered    316       GLOBALSTAR, L.P.      08/08/96            96-09817           05/10/99
                                                                                                 B05689             08/08/03

India                 9        Pending       446       GLOBALSTAR, L.P.      06/22/98            807103
                               Informal
                               hearing
                               scheduled
                               1/6/03

Indonesia             38       Registered    051       GLOBALSTAR, L.P.      01/25/94            H4.HC.01.01        04/06/95
                                                                                                 330954             01/25/04
Ireland               9,38     Registered    674       GLOBALSTAR, L.P.      09/08/00            2000/03272         09/08/00
                                                                             08/08/01            219066             09/08/10

Israel                38       Registered    052       GLOBALSTAR, L.P.      10/11/93            89200              06/11/95
                                                                                                 89200              10/11/14

Italy                 9        Registered    323       GLOBALSTAR, L.P.      09/25/96            RM96C004251        09/01/98
                                                                                                 758651             09/25/06

Italy                 38       Registered    299       GLOBALSTAR, L.P.      04/10/95            RM95C004533        07/23/97
                                                                                                 720128             04/10/05

Jamaica               9        Pending       548       GLOBALSTAR, L.P.      06/23/99            9/2378
                               Registration                                  03/09/00
                               details
                               pending

Japan                 38       Registered    053       GLOBALSTAR, L.P.      08/31/93            89252/1993         12/25/96
                                                                                                 3241721            06/25/06

Japan                 9        Registered    317       GLOBALSTAR, L.P.      11/26/96            133468/1996        03/06/98
                                                                                                 4121722            03/06/08

Jordan                38       Registered    626       GLOBALSTAR, L.P.      01/02/00            59236              04/29/02
                                                                             01/30/02            59236              01/02/10

Jordan                9        Registered    392       GLOBALSTAR, L.P.      07/19/98            50563              11/27/99
                                                                                                 50563              07/19/05

Korea, Republic of    9        Registered    324       GLOBALSTAR, L.P.      11/27/96            96-52713           02/27/98
                                                                                                 397528             02/27/08

Korea, Republic of    38       Registered    300       GLOBALSTAR, L.P.      10/01/95            95-9313            06/20/96
                                                                                                 36758              06/20/07

GLOBALSTAR L.P.

                       GLOBALSTAR TRADEMARK STATUS REPORT
                                  AS OF 4/2/03

                                             CASE                             FILING DATE/       APPLN. NO./       REG. DATE
    COUNTRY           CLASS     STATUS        NO.           OWNER            ALLOWANCE DATE        REG. NO.       RENEWAL DATE
    -------           -----     ------        ---           -----            --------------        --------       ------------
Kuwait                38       Registered    393       GLOBALSTAR, L.P.      06/14/99            43389              08/14/01
                                                                             07/08/01            35429              06/14/09

Malaysia              9        Registered    304       GLOBALSTAR, L.P.      12/09/97            MA/213067/97       04/04/02
                                                                             09/27/01            97021306           12/09/07

Malaysia              38       Registered    390       GLOBALSTAR, L.P.      12/01/97            97/18664           07/11/01
                                                                             04/26/01            97018664           12/01/07

Mexico                38       Registered    054       GLOBALSTAR, L.P.      02/01/96            253383             05/27/96
                                                                                                 522691             02/01/06

Montserrat            38       Registered    532       GLOBALSTAR, L.P.      07/14/93             --                07/26/99
                                                                                                 1462               07/14/07

Morocco               38       Registered    759       GLOBALSTAR, L.P.      01/18/01            476                01/18/01
                                                                                                 76042              01/18/21

Netherlands           9        Registered    525       GLOBALSTAR, L.P.      11/11/99                               12/13/99
   Antilles                                                                                      21893              11/11/09

New Zealand           38       Registered    557       GLOBALSTAR, L.P.      10/28/99            601842             05/12/00
                                                                                                 601842             10/28/06

Nicaragua             38       Registered    385       GLOBALSTAR, L.P.      05/14/98            98-01839           02/05/01
                                                                                                 46,915 C.C.        02/05/11

Norway                38       Registered    307       GLOBALSTAR, L.P.      08/25/95            T955264            11/21/96
                                                                                                 178 116            11/21/06

Onan                  38       Pending       394       LORAL GENERAL         09/27/98            18742
                               Assignment               PARTNER, INC.
                               filed 1/15/03

Panama                38       Registered    383       GLOBALSTAR, L.P.      03/30/98            093270             04/01/98
                                                                             04/30/01            93270              04/01/08

Peru                  38       Registered    757       GLOBALSTAR, L.P.      11/21/00            118568             04/17/01
                                                                             02/18/01            25351              04/17/11

Philippines           38       Registered    056       GLOBALSTAR, L.P.      10/23/95            103605             08/08/01
                                                                             09/07/01            4-1995-105848      08/08/11

Portugal              38       Registered    756       GLOBALSTAR, L.P.      11/22/00            351,518            10/24/01
                               Registration                                  02/28/01            TBD                10/24/11
                               granted,
                               certificate
                               pending

Puerto Rico           38       Registered    526       GLOBALSTAR, L.P.      06/07/99            049789             08/22/02
                                                                             05/04/01            45,789             06/07/09

Qatar                 38       Pending       395       LORAL GENERAL         07/13/98            19019
                               Assignment               PARTNER, INC.
                               filed 1/13/03

GLOBALSTAR L.P.

                       GLOBALSTAR TRADEMARK STATUS REPORT
                                  AS OF 4/2/03

                                             CASE                             FILING DATE/       APPLN. NO./        REG. DATE
    COUNTRY           CLASS     STATUS        NO.           OWNER            ALLOWANCE DATE       REG. NO.        RENEWAL DATE
    -------           -----     ------        ---           -----            --------------       --------        ------------
Russian               38       Registered    112       GLOBALSTAR, L.P.      09/08/95            95710003           12/13/96
   Federation                                                                                    95710003           09/08/05

Russian               35       Registered    627       GLOBALSTAR, L.P.      03/10/00            2000705241         04/02/02
   Federation                                                                05/25/02            RU 210366          03/10/10

Russian                9       Registered    625       GLOBALSTAR, L.P.      01/11/00            2000700479         11/09/01
   Federation                                                                01/12/02            RU206188           01/11/10

Saudi Arabia          38       Registered    057       GLOBALSTAR, L.P.      10/07/95            31223              10/20/95
                                                                                                 387/4              06/19/05

Singapore             38       Registered    302       GLOBALSTAR, L.P.      09/21/95            S/9015/95          09/21/95
                                                                                                 T95/09015E         09/21/05

South Africa          38       Registered    305       GLOBALSTAR, L.P.      08/24/95            9511130            08/24/95
                                                                                                 95/11130           08/24/05

Spain                 38       Registered    755       GLOBALSTAR, L.P.      11/23/00            2359857            10/22/01
                               C-86 Dresser                                  02/16/01            2359857            11/23/10
                               Wayne AB
                               GLOBALSTAR
                               (CTM)

St. Kitts-Nevis       38       Registered    533       GLOBALSTAR, L.P.      10/06/99            S4                 10/06/99
                                                                                                 S4 of 1999         10/06/13

St. Lucia             38       Registered    534       GLOBALSTAR, L.P.      07/15/93            N/A                07/15/93
                               Based on UK                                                       31 of 1999         07/15/10
                               registration

St. Vincent           38       Registered    535       GLOBALSTAR, L.P.                          72                 07/15/93
                               Based on UK                                                       1541776            07/15/10
                               1541776

Sweden                38       Registered    058       GLOBALSTAR, L.P.      11/19/93            9307907            02/25/94
                                                                                                 256004             02/25/04

Taiwan                 9       Registered    318       GLOBALSTAR, L.P.      02/12/97            86006907           10/01/98
                                                                                                 812764             10/01/08

Taiwan                38       Registered    310       GLOBALSTAR, L.P.      02/08/96            856618             10/16/97
                                                                                                 00094940           10/16/07

Trinidad &            38       Registered    527       GLOBALSTAR, L.P.      05/26/99            29513              05/26/99
   Tobago                                                                    07/05/00            29513              05/26/09

Turks & Caicos         9       Registered    547       GLOBALSTAR, L.P.      06/24/99            11,874             06/24/99
                                                                             11/20/99            11,874             06/24/13

Turks & Caicos        38       Unfiled       539       GLOBALSTAR, L.P.
                               No service
                               marks
                               available

Ukraine               38       Registered    311       GLOBALSTAR, L.P.      09/22/95            95092784/T         08/15/00
                                                                                                 UA 15240           09/22/05

GLOBALSTAR L.P.

                       GLOBALSTAR TRADEMARK STATUS REPORT
                                  AS OF 4/2/03

                                             CASE                             FILING DATE/       APPLN. NO./        REG. DATE
     COUNTRY          CLASS     STATUS        NO.           OWNER            ALLOWANCE DATE       REG. NO.        RENEWAL DATE
     -------          -----     ------        ---           -----            --------------       --------        ------------
United Arab           38       Registered    396       GLOBALSTAR, L.P.      07/13/98            27596              05/19/99
   Emirates                                                                                      20960              07/13/08
United Kingdom        38       Registered    062       GLOBALSTAR, L.P.      07/15/93            1541776            07/15/93
                                                                                                 1541776            07/15/10
United States         38       Suspended     447       GLOBALSTAR, L.P.      07/14/98            75/518, 872
                               Suspended
                               pending reg.
                               of prior GLP
                               US apps
Uruguay               38       Registered    752       GLOBALSTAR, L.P.      11/20/00            327.980            05/16/01
                                                                             12/29/00            327.980            05/16/11
Venezuela             38       Registered    087       GLOBALSTAR, L.P.      02/18/94            2083-94            01/05/96
                               C-36, 83                                                          2083-94            01/05/06
Yemen North           38       Registered    397       GLOBALSTAR, L.P.      07/05/98            12464              04/24/99
                                                                                                 9573               07/05/08

Note: US applications/registrations cover: Guam, Panama Canal Zone, US Virgin
      Islands, Northern Marianna Islands French applications/registrations cover: Guadeloupe, Martinique, St. Barthelemy UK applications/registrations cover: Anguilla, Antigua & Barbuda, Dominica, Grenada, Montserrat, St. Kitts & Nevis, St. Lucia, St. Vincent & Grenadines, British Virgin Islands

Prepared by: D. Ellwood

GLOBALSTAR L.P.

                       GLOBALSTAR TRADEMARK STATUS REPORT
                                  AS OF 4/2/03

                                           CASE                          FILING DATE/     APPLN. NO./         REG. DATE
    COUNTRY         CLASS    STATUS         NO.            OWNER        ALLOWANCE DATE     REG. NO.          RENEWAL DATE
    -------         -----    ------         ---            -----        --------------     --------          ------------
IT'S FOR YOU
Argentina           38     Registered      089     GLOBALSTAR, L.P.        02/02/95       1,959,531            12/15/95
                           Abandon at renewal                                             1,584,626            12/15/05
Australia           38     Registered      090     GLOBALSTAR, L.P.        01/20/95       651,236              05/09/97
                           Abandon at renewal                                             651,236              01/20/05
Brazil              38.10  Registered      091     GLOBALSTAR, L.P.        05/26/95       818547448            08/12/97
                           Abandon at renewal                                             547448               08/12/07
Canada              38     Registered      092     GLOBALSTAR, L.P.        01/16/95       773,110              12/20/96
                           Abandon at renewal                                             TMA467,958           12/20/11
France              38,9   Registered      094     GLOBALSTAR, L.P.        02/20/95       95,559,160           07/28/95
                           Abandon at renewal                                             95,559,160           02/20/05
Korea, Republic of  106    Registered      099     GLOBALSTAR, L.P.        01/14/95       95-258               11/29/96
                           Abandon at renewal                                             33702                11/29/06
Mexico              38     Registered      100     GLOBALSTAR, L.P.        01/27/95       222,828              05/28/96
                           Abandon at renewal                                             522,877              01/27/05
Russian Federation  38     Registered      102     GLOBALSTAR, L.P.        02/07/95       95701255             05/17/96
                           Abandon at renewal                                             14196                02/07/05
Saudi Arabia        38     Registered      103     GLOBALSTAR, L.P.        02/15/95       28427                04/17/96
                           Abandon at renewal                                             375/46               10/15/04
United Kingdom      38     Registered      106     GLOBALSTAR, L.P.        01/11/95       2,007,347            01/05/96
                           Abandon at renewal                                             2,007,347            01/11/05
Venezuela           38     Registered      107     GLOBALSTAR, L.P.        02/03/95       1,220                06/05/97
                           Abandon at renewal                                             Pending              06/05/07

Note: US applications/registrations cover: Guam, Panama Canal Zone, US Virgin
      Islands, Northern Marianna Islands French applications/registrations cover: Guadeloupe, Martinique, St. Barthelemy UK applications/registrations cover: Anguilla, Antigua & Barbuda, Dominica, Grenada, Montserrat, St. Kitts & Nevis, St. Lucia, St. Vincent & Grenadines, British Virgin Islands

Prepared by: D. Ellwood

GLOBALSTAR L.P.

                       GLOBALSTAR TRADEMARK STATUS REPORT
                                  AS OF 4/2/03

                                           CASE                          FILING DATE/     APPLN. NO./         REG. DATE
    COUNTRY         CLASS    STATUS         NO.            OWNER        ALLOWANCE DATE     REG. NO.          RENEWAL DATE
    -------         -----    ------         ---            -----        --------------     --------          ------------
MISC. DESIGN
United States       38     Pending         678     GLOBALSTAR, L.P.        08/26/00       76/122,102
                           Extension to                                    05/21/02
                           5/21/03


Note: US applications/registrations cover: Guam, Panama Canal Zone, US Virgin
      Islands, Northern Marianna Islands French applications/registrations cover: Guadeloupe, Martinique, St. Barthelemy UK applications/registrations cover: Anguilla, Antigua & Barbuda, Dominica, Grenada, Montserrat, St. Kitts & Nevis, St. Lucia, St. Vincent & Grenadines, British Virgin Islands

Prepared by: D. Ellwood

                                  SCHEDULE 4.7
                               PLEDGED COLLATERAL

Please refer to Attachment 1 to Schedule 4.3 Subsidiaries of Borrower.

                                   EXHIBIT A-1

                                     FORM OF
                                 TERM LOAN NOTE

U.S. $__________                                        Dated: [_________], 2003

                  FOR VALUE RECEIVED, the undersigned, GLOBALSTAR, L.P. (the "Borrower"), HEREBY PROMISES TO PAY to the order of ICO Investment Corp. (the "Lender") the principal sum of [_____________] United States Dollars ($[_________]), or if less, the unpaid principal amount of the Loans (as defined in the Agreement referred to below) of the Lender to the Borrower pursuant to the Term Loan Commitment (as defined in the Agreement referred to below), payable at such times, and in such amounts, as are specified in the Agreement.

                  The Borrower promises to pay interest on the unpaid principal amount hereof from the date when made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Agreement. The date and amount of each Term Loan made by the Lender pursuant to the Term Loan Commitment and each payment made on account of the principal thereof shall be recorded on Annex A hereto.

                  Both principal and interest are payable in lawful money of the United States of America to the Lender in immediately available funds.

                  This Note is one of the Term Loan Notes referred to in, and is entitled to the benefits of, the Secured Super-Priority Debtor in Possession Credit Agreement, dated as of May __, 2003 (as it may be amended or otherwise modified from time to time, the "Agreement"), among the Borrower, the Subsidiaries (as defined therein) of the Borrower listed on the signature pages thereto as Guarantors (as defined therein) and the Lender, and the other Loan Documents referred to therein and entered into pursuant thereto. The Agreement, among other things, (i) provides for the Term Loans of the Lender in an amount not to exceed the United States Dollar amount first above mentioned, the Indebtedness (as defined in the Agreement) of the Borrower resulting from such Term Loans being evidenced by this Note and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Note is secured as provided in the Agreement.

                  Except as otherwise provided for in the Agreement and applicable law, the Borrower waives presentment, demand and protest and notice of presentment, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contracts rights, documents, instruments, chattel paper and guaranties at any time held by the Lender on which the Borrower may in any way be liable and hereby ratify and confirm whatever the Lender may do in this regard.

                                     Ex.A-1

                  This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                                              GLOBALSTAR, L.P.,
                                              a Debtor and Debtor in Possession

                                              By: ____________________________
                                                  Name:   Anthony J. Navarra
                                                  Title:  President

                                     Ex.A-2

                                                                         ANNEX A

                                                    Amount of Principal
Date                     Amount of Loan               Paid or Prepaid             Notation Made by
----                     --------------             --------------------          ----------------







                                     Ex.A-3

                                   EXHIBIT A-2

                                     FORM OF

                                PIK INTEREST NOTE

                                                        Dated: [_________], 2003

                  FOR VALUE RECEIVED, the undersigned, GLOBALSTAR, L.P. (the "Borrower"), HEREBY PROMISE TO PAY to the order of ICO Investment Corp. (the "Lender") the principal amount equal to the amount of accrued interest on the Loans (as defined in the Agreement referred to below) capitalized in accordance with Section 2.5(b) of the Agreement and evidenced by this Note. The Lender is hereby authorized to endorse on Annex A hereto the amounts of interest capitalized in accordance with Section 2.5(b) of the Agreement. Any such endorsement shall be conclusive and binding in the absence of manifest error.

                  Interest on the unpaid principal amount hereof shall be capitalized pursuant to Section 2.5(b) of the Agreement until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Agreement

                  Payments hereunder shall be in lawful money of the United States of America to the Lender in immediately available funds.

                  This Note is the PIK Interest Note referred to in, and is entitled to the benefits of, the Secured Super-Priority Debtor in Possession Credit Agreement, dated as of May 19, 2003 (as it may be amended or otherwise modified from time to time, the "Agreement"), among the Borrower, the Subsidiaries (as defined therein) of the Borrower listed on the signature pages thereto as Guarantors (as defined therein) and the Lender, and the other Loan Documents referred to therein and entered into pursuant thereto. The Agreement, among other things, (i) provides for the aggregate Indebtedness of the Borrower to the Lender resulting from the capitalization of accrued interest payable on the Loans being evidenced by this Note and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Note is secured as provided in the Agreement.

                  Except as otherwise provided for in the Agreement and applicable law, the Borrower waives presentment, demand and protest and notice of presentment, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contracts rights, documents, instruments, chattel paper and guaranties at any time held by the Lender on which the Borrower may in any way be liable and hereby ratify and confirm whatever the Lender may do in this regard.

                   This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                                     Ex.A-4

                                             GLOBALSTAR, L.P.,
                                             a Debtor and Debtor in Possession

                                             By: ____________________________
                                                   Name: Anthony J.  Navarra
                                                   Title:   President

                                     Ex.A-5

                                                                         ANNEX A

                         Amount of Interest
Date                     Capitalized                      Notation Made by
-------------            --------------------             ----------------






                                    EXHIBIT B

                             FORM OF APPROVED BUDGET



ICO GLOBAL COMMUNICATIONS
GLOBALSTAR INTERIM DIP BUDGET
MAY 1, 2003 - DECEMBER 31, 2003

                                                                                                                      EIGHT MONTHS
                                MAY-03    JUN-03      JUL-03     AUG-03     SEP-03     OCT-03     NOV-03     DEC-03   MAY-DEC 2003
                                ------    ------      ------     ------     ------     ------     ------     ------   ------------
OPERATIONS                      5,160      5,444      4,492      4,333      4,813      4,421      4,098      6,680      39,442

RESTRUCTURING                   1,282        595        350        100        100        100        100      2,750       5,377

RETIREMENT OF DIP 1            10,384         --         --         --         --         --         --         --      10,384

ONE-TIME ALLOWABLE VARIANCE       200         --         --         --         --         --         --         --         200
                               ------      -----      -----      -----      -----      -----      -----      -----      ------
TOTAL                          17,026      6,039      4,842      4,433      4,913      4,521      4,198      9,430      55,403
                               ======      =====      =====      =====      =====      =====      =====      =====      ======


Note 1 - Does not include dealer commissions or revenue split
Note 2 - Does not include cost of equipment

                                     Ex.B-1

                                    EXHIBIT C

                                     FORM OF

                                 FINANCING ORDER


                                                                       EXHIBIT C

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

IN RE:                                      ) CHAPTER 11
                                            )
GLOBALSTAR CAPITAL CORPORATION, ET AL.,(1)  ) CASE NO. 02-10499 (PJW)
                                            )
                                   DEBTORS. ) JOINTLY ADMINISTERED
                                            )
                                            ) HEARING DATE MAY 20, 2003 AT
                                            ) 4:00 P.M.

                   NOTICE OF FILING OF PROPOSED FORM OF ORDER

TO: THE OFFICE OF THE UNITED STATES TRUSTEE FOR THE DISTRICT OF DELAWARE, THE OFFICIAL COMMITTEES IN THESE CHAPTER 11 CASES, AND ALL PARTIES-IN-INTEREST INCLUDING THOSE HAVING FILED REQUESTS FOR NOTICE PURSUANT TO BANKRUPTCY RULE 2002.

         PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (collectively the "Debtors") have filed a proposed form of order (the "Order") with respect to the Motion of the Debtors and Debtors in Possession for an Order Authorizing a Secured Postpetition Financing Agreement [Docket No. 884] (the "Motion"). A copy of the Order is annexed hereto as Exhibit A.

----------
(1) The following affiliates of Globalstar Capital Corporation have filed voluntary petitions for relief, and their cases are being jointly administered in these proceedings: Globalstar L.L.C., Globalstar Services Company, Inc., and Globalstar L.P.

         PLEASE TAKE NOTICE that a hearing on the Motion will be held on May 20, 2003 at 4:00 p.m. before The Honorable Peter J. Walsh, United States Bankruptcy Court for the District of Delaware, 824 Market Street, 6th Floor, Wilmington, Delaware 19801.

Dated:  Wilmington, Delaware
        May 16,2003

                                            JONES DAY

                                            Paul D. Leake
                                            Scott J. Friedman
                                            222 East 41st Street
                                            New York, NY  10017-6030
                                            Telephone:  (212) 326-3939
                                            Fax: (212) 755-7306

                                            -and-

                                            YOUNG CONAWAY STARGATT & TAYLOR, LLP

                                            /s/
                                            ------------------------------------
                                            Brendan Linehan Shannon (No. 3136)
                                            M. Blake Cleary (No. 3614)
                                            Matthew B. Lunn (No. 4119)
                                            1000 West Street, 17th Floor
                                            P.O. Box 391
                                            Wilmington, DE  19899
                                            Telephone:  (302) 571-6600
                                            Fax:  (302) 571-1253
                                            Co-Counsel for the Debtors and
                                            Debtors in Possession

                                                          Exhibit A to Exhibit C


                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                                          )     Chapter 11
                                                )
Globalstar Capital Corporation, et al., (1)     )     Case No. 02-10499 (PJW)
                                                )
                                    Debtors.    )     Jointly Administered
                                                )
                                                )     REF. DOCKET NO. 884

          FINAL ORDER PURSUANT TO SECTION 364(c) OF THE BANKRUPTCY CODE
                  AND BANKRUPTCY RULE 4001 AUTHORIZING DEBTORS
                    TO OBTAIN SECURED POSTPETITION FINANCING

                  A hearing having been held on May 20, 2003 (the "Hearing") to consider the motion, dated May 2, 2003 (the "Motion"), of Globalstar, L.P. ("Globalstar"), Globalstar Capital Corporation, Globalstar Services Company, Inc. and Globalstar L.L.C., as debtors and debtors in possession (collectively, the "Debtors"), seeking an order approving pursuant to section 364(c) of title 11, United States Code (the "Bankruptcy Code"), and Fed. R. Bankr. P. 4001(c), that certain Secured Super-Priority Debtor in Possession Credit Agreement, by and among Globalstar, as borrower, the other Debtors, as guarantors, and ICO Investment Corp. (the "Lender") (as the same may be amended, supplemented or otherwise modified from time to time, the "DIP Facility"),2 and authorizing the Debtors to obtain under the DIP Facility postpetition loans up to an aggregate principal amount of $35,000,000 (1) secured pursuant to sections 364(c)(2) and 364(c)(3) of the Bankruptcy Code by (a) first priority liens on all of the Debtors' unencumbered assets and a junior lien on any of the Debtors' assets encumbered by Permitted Liens (which

--------------------

(1) The following affiliates of Globalstar Capital Corporation have filed voluntary petitions for relief and their cases are being jointly administered in these proceedings: Globalstar, LLC, G1obalstar Services Company, Inc. and Globalstar, L.P.

(2) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the DIP Facility.

Collateral expressly excludes the (i) Wind-Down Funds, (ii) Avoidance Actions and all monies and other property of any kind received therefrom or recovered in connection therewith, and (iii) FCC licenses (clauses (i), (ii) and (iii), collectively, the "Excluded Assets") and also excludes the $250,000 of cash collateral of the Borrower that will be subject to the Commitment Fee Lien (as defined in the Motion)), in each case, in which a lien may be legally granted;
(b) a pledge of the equity interest in the outstanding capital stock of L/Q Licensee, Inc.; and (c) all proceeds of sale of all FCC licenses held by the Debtors (collectively, the "Collateral"), in the case of each of the foregoing clauses (a), (b), and (c) subject and subordinate to Permitted Liens, and (2) entitled to administrative expense priority with priority over all other administrative expenses pursuant to section 364(c)(1) of the Bankruptcy Code but subject and subordinate to the Wind Down Costs as provided in paragraph 7 hereof, and the Court having considered the Motion and the Exhibits thereto, the DIP Facility and the Schedules and Exhibits thereto; and the appearances of all interested parties having been noted in the record of the Hearing; and upon the Motion, papers in support thereof, the record of the Hearing; and after due deliberation and sufficient cause appearing therefor, it is

         HEREBY FOUND AND DETERMINED:

         A. This Court has jurisdiction over this proceeding and the parties in interest and properties and interests in properties affected by the Motion pursuant to 28 U.S.C. Sections 157 and 1334. Consideration of this Motion is a core proceeding under 28 US.C. Sections 157(b). Venue of this proceeding is proper in this district pursuant to 28 U.S.C. Sections 1408 and 1409.

         B. Good and sufficient notice of the Hearing to consider entry of this Order (including service of a copy of the Motion and the Exhibits thereto) has been given. Such notice is sufficient for all purposes under the Bankruptcy Code, including, without limitation, sections 102(1), 363 and 364 of the Bankruptcy Code and the applicable Federal Rules of Bankruptcy

Procedure, including, without limitation, Fed. R. Bankr. P. 2002, 4001(c) and 6004 in respect of the relief requested in the Motion.

         C. On February 15, 2002, each of the Debtors filed with this Court a voluntary petition for relief under chapter 11 of the Bankruptcy Code. The Debtors remain in possession of their assets and are authorized to continue the operation and management of their businesses as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

         D. On April 25, 2003, the Court approved an investment transaction with ICO Global Communications (Holdings) Limited ("ICO").

         E. Absent additional postpetition financing, the Debtors do not have sufficient liquidity to fund their business operations through consummation of the ICO Transaction.

         F. The Debtors cannot obtain postpetition unsecured credit solely under section 503(b)(1) of the Bankruptcy Code as an administrative expense. New credit is unavailable to the Debtors without securing such new credit and other obligations with liens on and security interests in all property and interests in the Collateral, subject and subordinate to the Permitted Liens and providing such credit with super-priority administrative expense (subject and subordinate to Wind Down Costs). The Debtors cannot obtain postpetition financing on terms more favorable to the Debtors than the financing made available under the DIP Facility.

         G. Absent the DIP Facility, the Debtors and their estates would be unable to fund their business operations through consummation of the ICO Transaction and consequently, would suffer irreparable harm. The availability of funding under the DIP Facility to finance the Debtors' business operations is in the best interests of the Debtors and their respective creditors and estates because it enables the Debtors to pursue consummation of the ICO Transaction without significantly increasing the risk of administrative insolvency (as a result of the Lender's agreement to the carve-outs from the lien and priority granted hereunder).

         H. The DIP Facility and the transactions contemplated thereby, including, without limitation, the use of loan proceeds for the purposes set forth therein and on the attached Schedules and Exhibits, have no intended effect that is improper under the Bankruptcy Code. The DIP Facility has been negotiated in good faith and at arm's length between the Debtors and the Lender, with the consent and support of the Committee, and any credit extended and loans made to, or for the benefit of, any of the Debtors by the Lender, including, without limitation, the Loans, shall be deemed to have been extended and made in good faith within the meaning of section 364(e) of the Bankruptcy Code and therefore entitled to the protections of section 364(e) of the Bankruptcy Code.

         I. The terms of the DIP Facility are fair, reasonable and adequate under the circumstances.

         J. The relief requested in the Motion, including approval of the Loans on a final basis, is in the best interests of the Debtors and their respective creditors and estates, and is necessary to the continued operations and successful reorganization of the Debtors.

         For all of the foregoing findings of fact, and after due deliberation and sufficient cause appearing therefor, the Court ORDERS, ADJUDGES AND DECREES
THAT:

         1.       The Motion is granted.

         2. The DIP Facility, annexed hereto as Exhibit A, and each of the other Loan Documents, the Waiver and Consent, and the Escrow Agreement (each as defined in the Motion) are authorized and approved and the Debtors are (a) authorized to execute, if not previously executed, and deliver to the Lender each of the Loan Documents including, without limitation, the DIP Facility, and authorized to execute, if not previously executed, and deliver to the administrative agent under the Existing DIP Facility, the Waiver and Consent and the Escrow Agreement thereunder and (b) authorized to comply with their respective obligations under each of the Loan Documents and such Waiver and Consent and the Escrow Agreement. Each of the Debtors is authorized to effect all actions, to execute and deliver all agreements, instruments, and documents and to pay all present and future fees, costs, expenses, and taxes which may be required, necessary, or appropriate for the complete performance of its Loan Obligations under the DIP Facility and each of the other Loan Documents, including the Notes. The Debtors are authorized to cooperate and comply with any reasonable requests as made by the Lender under the terms of the DIP Facility.

         3. All amounts provided for in the DIP Facility (up to an aggregate amount of $35,000,000) are to be available for the purposes provided in the DIP Facility, which purposes are not be improper under the Bankruptcy Code. The proceeds of the Loans shall be used solely as provided in the DIP Facility.

         4. The DIP Facility and each of the Loan Documents, respectively, shall constitute and evidence the valid and binding Obligations of each of the Debtors, which obligations shall be enforceable against each of the Debtors in accordance with their terms and the terms of this Order.

         5. Except with respect to the pledge of the equity interest in outstanding capital stock of L/Q Licensee, Inc., the pledges of, liens on, and security interests in, the Collateral (which expressly excludes the Excluded Assets and the $250,000 of cash collateral of the Borrower that will be subject to the Commitment Fee Lien (as defined in the Motion)) granted by the Debtors as security for their obligations under the Loan Documents are approved in all respects. The Collateral does not include the Avoidance Actions.

         6. The Debtors agree that no cost or expense which is incurred by the Debtors in connection with or on account of the preservation or disposition of any Collateral or which otherwise could be chargeable to the Lender or the Collateral pursuant to section 506(c) of the Bankruptcy Code or otherwise, shall be chargeable to Lender or the Collateral without the consent of the Lender absent prior authorization from the Court.

         7. As security for the full and complete repayment, performance and satisfaction of the Debtors' Loan obligations arising under the DIP Facility, the Lender is hereby granted, effective immediately and without the necessity of the execution by the Debtors or the Lender, or filing or recordation by any party, of financing statements, mortgages, security agreements, or otherwise, pursuant to sections 364(c)(2) and 364(c)(3) of the Bankruptcy Code, first priority perfected liens on and security interests in all of the Collateral (which expressly excludes the Excluded Assets and the $250,000 of cash collateral of the Borrower that will be subject to the Commitment Fee Lien (as defined in the Motion)), subject and subordinate to Permitted Liens and subject to the repayment of the Loans and the payment of the Commitment Fee (as defined in the Existing DIP Facility) under the Existing DIP Facility. Notwithstanding the foregoing sentence, the Lender may, in its sole discretion, file or cause the Debtors to file at the sole expense of the Debtors, such financing statements, mortgages, notices of liens, or similar documents or instruments or otherwise confirm perfection of such liens, security interests, and mortgages as the Lender may require, and the automatic stay imposed under section 362 of the Bankruptcy Code shall be deemed modified for such purposes, and all such financing statements, mortgages, notices of liens, or similar documents or instruments shall be deemed to have been filed or recorded at the time and on the date of entry of this Order. In addition, the Obligations under the DIP Facility are entitled, pursuant to section 364(c)(1) of the Bankruptcy Code to administrative priority with priority over all other administrative expenses, including chapter 7 administrative expenses, which super-priority administrative claims (i) shall be subordinated to the Wind-Down Costs only to the extent of the Wind Down Funds and (ii) shall not be paid from the Avoidance Actions or any monies or other property of any kind received therefrom or recovered in connection therewith.

         8. The security interests in and liens on the Collateral granted to the Lender hereunder shall not be, in right of payment or priority, subordinated to, or pari passu with, any security interest or lien granted pursuant to section 364(c), 364(d), 546(c) of the Bankruptcy Code, or otherwise, other than Permitted Liens and the Commitment Fee Lien.

         9. The Debtors are (a) authorized to execute and deliver to the Lender any and all nonmaterial amendments to the DIP Facility as approved by the Lender and the Debtors, without further order of the Court, and (b) authorized to comply with their respective obligations under any such amendment or amendments.

         10. Subject to the provisions of the DIP Facility, the automatic stay provisions of section 362 of the Bankruptcy Code are modified to the extent necessary to permit the Lender to exercise, upon the occurrence of an Event of Default, and the giving of written notice thereof, all rights and remedies provided for in the DIP Facility and this Order; provided that such remedies may not be exercised until expiration of the Standstill Period as provided in the DIP Facility. The Standstill Period starts upon the delivery of the Lender's written notice of termination and acceleration.

         11. The provisions of this Order shall be binding upon and inure to the benefit of the Lender, the Debtors, and their respective successors and assigns including, without limitation, any trustee hereinafter appointed for any of the estates of any of the Debtors.

         12. If any or all of the provisions of this Order or the DIP Facility are hereafter reversed, modified, vacated, or stayed by subsequent order of this Court or by any other court, such reversal, modification, vacatur, or stay shall not affect the validity of any obligation to the Lender that is or was incurred by any of the Debtors pursuant to this Order and that is or was incurred prior to the effective date of such reversal, modification, vacatur, or stay, and shall not affect the validity and enforceability of any security interest, lien, or priority authorized, created, or granted by this Order or the DIP Facility, and notwithstanding such reversal, modification, vacatur, or stay, any obligations of the Debtors pursuant to this Order or the DIP Facility arising prior to the effective date of such reversal, modification, vacatur, or stay shall be governed in all respects by the provisions of this Order and the DIP Facility, and the validity of any such obligation incurred, or security interest or lien authorized, shall be entitled to the protection accorded by section 364(e) of the Bankruptcy Code.

         13. The failure of the Lender to seek relief or otherwise exercise their rights and remedies under the DIP Facility or this Order shall not constitute a waiver of any of the rights of the Lender hereunder, thereunder, or otherwise.

         14. In the event of any inconsistency between the terms and conditions of (i) the DIP Facility, any Loan Document, or any order of this Court entered prior to or on the date hereof, and (ii) this Order, the provisions of the DIP Facility shall govern and control.

         15. The DIP Facility and this Order are binding upon the parties to the DIP Facility and their respective successors and assigns.

         16. To the extent any of the foregoing findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the foregoing conclusions of law constitute findings of fact, they are adopted as such.

         17. The Debtors are hereby authorized to pay up to $10,000 to LQP to reimburse LQP for its reasonable fees and expenses incurred in connection with the LQP Pledge.

Dated:   Wilmington, Delaware
         May ___, 2003

                              ____________________________________
                              The Honorable Peter J. Walsh
                              Chief United States Bankruptcy Judge

                                    EXHIBIT D

                                     FORM OF

                               NOTICE OF BORROWING

ICO Investment Corp.
4 Orinda Way, Suite B240
Orinda, CA 94563
Attention:  Craig Jorgens

                  [Date]

                  Ladies and Gentlemen:

                  The undersigned, GLOBALSTAR, L.P. (the "Borrower"), refers to the Secured Super-Priority Debtor in Possession Credit Agreement, dated as of May 19, 2003, among the Borrower, the Subsidiaries (as defined therein) of the Borrower listed on the signature pages thereto as Guarantors (as defined therein) and the Lender (as it may be amended or otherwise modified from time to time, the "Agreement"; and capitalized terms not defined herein but defined therein being used herein as therein defined), and hereby gives you notice, irrevocably, pursuant to Section 2.2 of the Agreement that the undersigned hereby request a Borrowing under the Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.2 of the Agreement:

                  (i) The Business Day of the Proposed Borrowing is _________, 200__.

                  (ii) The aggregate amount of the Loans constituting the Proposed Borrowing is $____________________.

                  (iii) The Permitted Expenditures to be paid with the proceeds of the Proposed Borrowing are _______________________.

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (A) the representations and warranties contained in the Agreement and in each of the other Loan Documents are true and correct as though made on and as of such date, other than any such representations and warranties that, by their terms, refer to an earlier date;

                  (B) no Default or Event of Default will result from the Proposed Borrowing;

                                     Ex.D-1

                  (C) The making of the Loans on the date of the Proposed Borrowing shall not violate any Requirement of Law and is not subject to any stay or injunction, whether temporary, preliminary or permanent; and

                  (D) No Lender Termination Event shall have occurred and be continuing.

           [Remainder of this page has been left intentionally blank.]

                                     Ex.D-2

                  Very truly yours,

                  GLOBALSTAR, L.P.,
                  as Borrower

                  By:
                       ------------------------------
                        Name:
                        Title:

                                     Ex.D-3

                                TABLE OF CONTENTS

                                                                                                      PAGE
ARTICLE I    DEFINITIONS AND ACCOUNTING TERMS.......................................................    2

         Section 1.1           Defined Terms........................................................    2
         Section 1.2           Computation of Time Periods..........................................   13
         Section 1.3           Accounting Terms.....................................................   13
         Section 1.4           Certain Terms........................................................   13

ARTICLE II   AMOUNTS AND TERMS OF THE LOANS.........................................................   14

         Section 2.1           The Term Loans.......................................................   14
         Section 2.2           Making the Loans.....................................................   14
         Section 2.3           Repayment............................................................   14
         Section 2.4           Prepayments..........................................................   14
         Section 2.5           Interest.............................................................   14
         Section 2.6           Payments and Computations............................................   15
         Section 2.7           Application of Payments..............................................   15
         Section 2.8           Taxes................................................................   15

ARTICLE III  CONDITIONS OF LENDING..................................................................   16

         Section 3.1           Conditions Precedent to Initial Loans under Term Loan  Commitment....   16
         Section 3.2           Conditions Precedent to Each Loan....................................   17
         Section 3.3           Other Conditions Precedent...........................................   17

ARTICLE IV   REPRESENTATIONS AND WARRANTIES.........................................................   18

         Section 4.1           Corporate Existence; Compliance with Law.............................   19
         Section 4.2           Corporate Power; Authorization; Enforceable Obligations..............   19
         Section 4.3           Ownership of Subsidiaries............................................   20
         Section 4.4           Secured, Super Priority Obligations..................................   20
         Section 4.5           Use of Proceeds......................................................   21
         Section 4.6           Intellectual Property................................................   21
         Section 4.7           Pledged Collateral...................................................   22

ARTICLE V    AFFIRMATIVE COVENANTS..................................................................   22

         Section 5.1           Compliance with Laws, Etc............................................   22
         Section 5.2           Maintenance of Existence.............................................   23

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                      PAGE
         Section 5.3           Access...............................................................   23
         Section 5.4           Keeping of Books.....................................................   23
         Section 5.5           Use of Proceeds......................................................   23
         Section 5.6           Further Assurances...................................................   23
         Section 5.7           Secured Indebtedness.................................................   23

ARTICLE VI   NEGATIVE COVENANTS.....................................................................   23

         Section 6.1           Liens, Etc...........................................................   24
         Section 6.2           Indebtedness.........................................................   24
         Section 6.3           Mergers, Sale of Assets. Etc.........................................   24
         Section 6.4           Investments..........................................................   25
         Section 6.5           Restricted Payments..................................................   25
         Section 6.6           Transactions With Affiliates.........................................   25
         Section 6.7           Permitted Expenditures...............................................   25
         Section 6.8           Amendment of Charter or Bylaws.......................................   25

ARTICLE VII  TERMINATION............................................................................   26

         Section 7.1           Termination; Acceleration............................................   26
         Section 7.2           Standstill Period; Exercise of Remedies..............................   26
         Section 7.3           Intentionally Omitted................................................   26
         Section 7.4           Borrower Termination Event...........................................   26
         Section 7.5           Other Termination....................................................   26

ARTICLE VIII GUARANTY...............................................................................   27

         Section 8.1           The Guaranty.........................................................   27
         Section 8.2           Nature of Liability..................................................   27
         Section 8.3           Independent Obligation...............................................   27
         Section 8.4           Authorization........................................................   27
         Section 8.5           Reliance.............................................................   28
         Section 8.6           Subordination........................................................   28
         Section 8.7           Waiver...............................................................   29

ARTICLE IX   SECURITY...............................................................................   29

         Section 9.1           Security.............................................................   29

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                      PAGE
         Section 9.2           Perfection of Security Interests.....................................   31
         Section 9.3           Rights of Lender; Limitations on Lender's Obligations................   31
         Section 9.4           Covenants of the Grantors with Respect to Collateral.................   32
         Section 9.5           Performance by Lender of the Grantors' Obligations...................   35
         Section 9.6           Limitation on Lender's Duty in Respect of Collateral.................   36
         Section 9.7           Remedies, Rights Upon Lender Termination Event.......................   36
         Section 9.8           The Lender's Appointment as Attorney-in-Fact.........................   39
         Section 9.9           Right and Authority of Receiver or Lender in Event of Default........   41
         Section 9.10          FCC-Related Requirements of Law......................................   41

ARTICLE X    MISCELLANEOUS..........................................................................   41

         Section 10.1          Amendments, Etc......................................................   41
         Section 10.2          Notices, Etc.........................................................   42
         Section 10.3          No Waiver; Remedies..................................................   43
         Section 10.4          Costs; Expenses; Indemnities.........................................   43
         Section 10.5          Right of Set-off.....................................................   43
         Section 10.6          Binding Effect.......................................................   43
         Section 10.7          Governing Law........................................................   44
         Section 10.8          Section Titles.......................................................   44
         Section 10.9          Execution in Counterparts............................................   44
         Section 10.10         Entire Agreement.....................................................   44
         Section 10.11         Confidentiality......................................................   44
         Section 10.12         Jurisdiction.........................................................   44
         Section 10.13         Waiver of Jury Trial.................................................   44
         Section 10.14         Non-Assignment.......................................................   45
         Section 10.15         Severability.........................................................   45
         Section 10.16         Lender Status........................................................   45

SCHEDULES

Schedule 1        - FCC Licenses
Schedule 4.1      - Corporate Existence; Compliance with Law
Schedule 4.2      - Corporate Power; Authorization; Enforceable Obligation
Schedule 4.3      - Ownership of Subsidiaries
Schedule 4.6      - Intellectual Property
Schedule 4.7      - Pledge Collateral

EXHIBITS

Exhibit A-1       - Form of Term Loan Note
Exhibit A-3       - Form of Term PIK Interest Note
Exhibit B         - Form of Approved Budget
Exhibit C         - Form of Financing Order
Exhibit D         - Form of Notice of Borrowing